EXHIBIT 4.1
                                                                     -----------



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                        MERISTAR HOSPITALITY CORPORATION



                MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.


                                       AND


                      U.S. BANK TRUST NATIONAL ASSOCIATION

                                     TRUSTEE


                      ------------------------------------


                           SUBORDINATED DEBT INDENTURE


                    GUARANTEED TO THE EXTENT SET FORTH HEREIN
                         BY THE GUARANTORS NAMED HEREIN


                            DATED AS OF JULY 1, 2003



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                        MERISTAR HOSPITALITY CORPORATION

                MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.


           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of July 1, 2003

TRUST INDENTURE ACT SECTION                     INDENTURE SECTION

         310 (a)(1)                                 6.09
             (a)(2)                                 6.09
             (a)(3)                                 Not Applicable
             (a)(4)                                 Not Applicable
             (b)                                    6.08,
             6.10
         311 (a)                                    6.13
             (b)                                    6.13
             (b)(2)                                 7.03(a), 7.03(b)
         312 (a)                                    7.01, 7.02(a)
             (b)                                    7.02(b)
             (c)                                    7.02(c)
         313 (a)                                    7.03(a)
             (b)                                    7.03(a)
             (c)                                    7.03(a), 7.03(b)
             (d)                                    7.03(b)
         314 (a)                                    7.04
             (b)                                    Not Applicable
             (c)(1)                                 1.02
             (c)(2)                                 1.02
             (c)(3)                                 Not Applicable
             (d)                                    Not Applicable
             (e)                                    1.02
         315 (a)                                    6.01(a)
             (b)                                    6.02, 7.03(a)
             (c)                                    6.01(b)
             (d)                                    6.01(c)
             (d)(1)                                 6.01(a), 6.01(c)
             (d)(2)                                 6.01(c)
             (d)(3)                                 6.01(c)
             (e)                                    5.14
         316 (a)(1)(A)                              5.12
             (a)(1)(B)                              5.02, 5.13
             (a)(2)                                 Not Applicable
             (b)                                    5.08
             (c)                                    1.04(e)
         317 (a)(1)                                 5.03
             (a)(2)                                 5.04


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             (b)                                    10.05
         318 (a)                                    1.07


                                       ii
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                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----


ARTICLE 1 Definitions and Other Provisions of General Application..............1

     Section 1.01     Definitions..............................................1
     Section 1.02     Compliance Certificates and Opinions....................10
     Section 1.03     Form of Documents Delivered to Trustee..................10
     Section 1.04     Acts of Holders.........................................11
     Section 1.05     Notices, Etc., to Trustee and the Issuers...............13
     Section 1.06     Notice to Holders; Waiver...............................13
     Section 1.07     Conflict with Trust Indenture Act.......................14
     Section 1.08     Effect of Headings and Table of Contents................14
     Section 1.09     Successors and Assigns..................................14
     Section 1.10     Separability Clause.....................................14
     Section 1.11     Benefits of Indenture...................................14
     Section 1.12     Governing Law...........................................14
     Section 1.13     Legal Holidays..........................................15
     Section 1.14     No Recourse Against Others..............................15
     Section 1.15     Judgment Currency.......................................15
     Section 1.16     Counterparts............................................16

ARTICLE 2 Security Forms......................................................16

     Section 2.01     Forms Generally.........................................16
     Section 2.02     Form of Face of Security................................16
     Section 2.03     Form of Reverse of Security.............................19
     Section 2.04     Form of Trustee's Certificate of Authentication.........25
     Section 2.05     Securities in Global Form...............................25
     Section 2.06     Form of Legend for the Securities in Global Form........26

ARTICLE 3 The Securities......................................................26

     Section 3.01     Amount Unlimited; Issuable in Series....................26
     Section 3.02     Denominations...........................................30
     Section 3.03     Execution, Authentication, Delivery and Dating..........30
     Section 3.04     Temporary Securities....................................32
     Section 3.05     Registration, Registration of Transfer and Exchange.....32
     Section 3.06     Mutilated, Destroyed, Lost and Stolen Securities........35
     Section 3.07     Payment of Interest; Interest Rights Preserved..........36
     Section 3.08     Persons Deemed Owners...................................37
     Section 3.09     Cancellation............................................38
     Section 3.10     Computation of Interest.................................38
     Section 3.11     CUSIP Number............................................38
     Section 3.12     Wire Transfers..........................................38


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ARTICLE 4 Satisfaction and Discharge..........................................38

     Section 4.01     Satisfaction and Discharge of Indenture.................38
     Section 4.02     Application of Trust Money..............................40
     Section 4.03     Reinstatement...........................................40
     Section 4.04     Application to a Specific Series of Securities..........40

ARTICLE 5 Remedies............................................................40

     Section 5.01     Events of Default.......................................40
     Section 5.02     Acceleration of Maturity; Rescission and Annulment......42
     Section 5.03     Collection of Indebtedness and Suits for
                      Enforcement by Trustee..................................43
     Section 5.04     Trustee May File Proofs of Claim........................44
     Section 5.05     Trustee May Enforce Claims Without Possession
                      of Securities...........................................45
     Section 5.06     Application of Money Collected..........................45
     Section 5.07     Limitation on Suits.....................................46
     Section 5.08     Unconditional Right of Holders to Receive Principal,
                      Premium, Other Amounts and Interest.....................46
     Section 5.09     Restoration of Rights and Remedies......................47
     Section 5.10     Rights and Remedies Cumulative..........................47
     Section 5.11     Delay or Omission Not Waiver............................47
     Section 5.12     Control by Holders......................................47
     Section 5.13     Waiver of Past Defaults.................................47
     Section 5.14     Undertaking for Costs...................................48

ARTICLE 6 The Trustee.........................................................48

     Section 6.01     Certain Duties and Responsibilities of the Trustee......48
     Section 6.02     Notice of Defaults......................................49
     Section 6.03     Certain Rights of Trustee...............................49
     Section 6.04     Not Responsible for Recitals or Issuance of Securities..50
     Section 6.05     May Hold Securities.....................................50
     Section 6.06     Money Held in Trust.....................................50
     Section 6.07     Compensation and Reimbursement..........................51
     Section 6.08     Disqualification; Conflicting Interests.................51
     Section 6.09     Corporate Trustee Required; Eligibility.................51
     Section 6.10     Resignation and Removal; Appointment of Successor.......52
     Section 6.11     Acceptance of Appointment by Successor..................53
     Section 6.12     Merger, Conversion, Consolidation or Succession to
                      Business................................................54
     Section 6.13     Preferential Collection of Claims Against the Issuers...55
     Section 6.14     Appointment of Authenticating Agent.....................55
     Section 6.15     Compliance with Tax Laws................................56

ARTICLE 7 Holders' Lists and Reports by Trustee and Issuers...................57

     Section 7.01     Issuers to Furnish Trustee Names and Addresses of
                      Holders.................................................57


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     Section 7.02     Preservation of Information; Communications to Holders..57
     Section 7.03     Reports by Trustee......................................58
     Section 7.04     Reports by the Issuers..................................59

ARTICLE 8 Consolidation, Merger, Lease, Sale or Transfer......................59

     Section 8.01     When Issuers May Merge, Etc.............................59
     Section 8.02     Opinion of Counsel......................................60
     Section 8.03     Successor Corporation Substituted.......................60

ARTICLE 9 Supplemental Indentures.............................................60

     Section 9.01     Supplemental Indentures Without Consent of Holders......60
     Section 9.02     Supplemental Indentures with Consent of Holders.........62
     Section 9.03     Execution of Supplemental Indentures....................63
     Section 9.04     Effect of Supplemental Indentures.......................63
     Section 9.05     Conformity with Trust Indenture Act.....................63
     Section 9.06     Reference in Securities to Supplemental Indentures......63
     Section 9.07     Subordination Unimpaired................................64

ARTICLE 10 Covenants..........................................................64

     Section 10.01    Payments of Securities..................................64
     Section 10.02    Maintenance of Office or Agency.........................64
     Section 10.03    Compliance Certificates.................................64
     Section 10.04    Waiver of Stay, Extension or Usury Laws.................65
     Section 10.05    Money for Securities Payments to Be Held in Trust.......65
     Section 10.06    Taxes.  ................................................66
     Section 10.07    Maintenance of Existence.  .............................67
     Section 10.08    Waiver of Certain Covenants.............................67

ARTICLE 11 Redemption of Securities...........................................67

     Section 11.01    Applicability of Article................................67
     Section 11.02    Election to Redeem; Notice to Trustee...................67
     Section 11.03    Selection by Trustee of Securities to Be Redeemed.......68
     Section 11.04    Notice of Redemption....................................68
     Section 11.05    Deposit of Redemption Price.............................69
     Section 11.06    Securities Payable on Redemption Date...................69
     Section 11.07    Securities Redeemed in Part.............................69

ARTICLE 12 Sinking Funds......................................................70

     Section 12.01    Applicability of Article................................70
     Section 12.02    Satisfaction of Sinking Fund Payments with Securities...70
     Section 12.03    Redemption of Securities for Sinking Fund...............70

ARTICLE 13 Defeasance and Covenant Defeasance.................................71

     Section 13.01    Applicability of Article; Issuers' Option to Effect
                      Defeasance or Covenant Defeasance.......................71

     Section 13.02    Defeasance and Discharge................................71
     Section 13.03    Covenant Defeasance.....................................72
     Section 13.04    Conditions to Defeasance or Covenant Defeasance.........72
     Section 13.05    Deposited Money and Government Obligations To Be
                      Held in Trust...........................................74
     Section 13.06    Reinstatement...........................................74

ARTICLE 14 Subordination......................................................75

     Section 14.01    Securities Subordinated to Senior Debt..................75
     Section 14.02    Payment over of Proceeds upon Dissolution, etc..........75
     Section 14.03    Payment of Senior Debt Before Payment of Securities.....76
     Section 14.04    Payment Permitted If No Default.........................77
     Section 14.05    Subrogation to Rights of Holders of Senior Debt.........77
     Section 14.06    Provisions Solely to Define Relative Rights.............77
     Section 14.07    Trustee to Effectuate Subordination.....................77
     Section 14.08    No Waiver of Subordination Provisions...................78
     Section 14.09    Notice to Trustee.......................................78
     Section 14.10    Reliance on Judicial Order or Certificate of
                      Liquidating Agent.......................................79
     Section 14.11    Trustee Not Fiduciary for Holders of Senior Debt........79
     Section 14.12    Rights of Trustee as Holder of Senior Debt;
                      Preservation of Trustee's Rights........................79
     Section 14.13    Article Applicable to Paying Agents.....................79

ARTICLE 15 Guarantees.........................................................80

     Section 15.01    Guarantee...............................................80

         INDENTURE, dated as of July 1, 2003, among MERISTAR HOSPITALITY CORPORATION, a Maryland corporation (herein called the "COMPANY"), MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (herein called the "PARTNERSHIP"), the GUARANTORS set forth on the signature pages hereto (herein called the "GUARANTORS") and U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee (herein called the "TRUSTEE").

                             RECITALS OF THE ISSUERS

         The Issuers have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of their subordinated unsecured debentures, notes or other evidences of indebtedness (herein called the "SECURITIES"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Issuers, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders of the Securities, as follows:

                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.01 DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                           (1)      the terms defined in this Article have the
meanings assigned to them in this Article and include the plural as well as the singular;

                           (2)      all other terms used herein which are
defined in the Trust Indenture Act, either directly or by reference therein, or defined by Commission rule and not otherwise defined herein, have the meanings assigned to them therein;

                           (3)      all accounting terms not otherwise defined
herein have the meanings assigned to them in accordance with GAAP;

                           (4)      the word "INCLUDING" (and with correlative
meaning "INCLUDE") means including, without limiting the generality of, any description preceding such term; and

                           (5)      the words "HEREIN," "HEREOF" and "HEREUNDER"
and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "ACT," when used with respect to any Holder, has the meaning specified in Section 1.04.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "CONTROL", as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH" shall have correlative meanings.

         "APPLICABLE CURRENCY" means, with respect to a Security, the currency or currency unit in which such Security is payable.

         "AUTHENTICATING AGENT" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

         "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

         "BOARD OF DIRECTORS" means, (a) with respect to any corporation, the board of directors of such corporation, (b) with respect to any partnership, the general partner of that partnership, (c) with respect to any limited liability company, the managing member or board of managers of that limited liability company and (d) with respect to any other entity, the body having the power to direct the policies of such entity; PROVIDED, HOWEVER, that when the context refers to actions or resolutions of the Board of Directors, then the term "BOARD OF DIRECTORS" shall also mean any duly authorized committee of the Board of Directors authorized to act with respect to any particular matter to exercise the power of the Board of Directors.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the relevant entity to have been duly adopted by the Board of Directors, PROVIDED that, when used without any reference to an entity, "BOARD RESOLUTION" and "BOARD RESOLUTIONS" shall mean Board Resolutions of the Issuers; in each case, to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "BUSINESS DAY," when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities of any series, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or regulation to close; PROVIDED, HOWEVER, that, if the foreign currency or currency unit is euro, the day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

         "CAPITAL LEASE OBLIGATION" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on the balance sheet in accordance with GAAP.

         "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, warrants, rights, options or other equivalents (however designated) of capital stock or any other equity interest of such Person, including, without limitation, each class of common stock and preferred stock and, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of the assets of, such partnership.

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation or other entity shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation or entity.

         "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at U.S. Bank Trust National Association, 100 Wall Street, Suite 1600, New York, NY 10005; Attn:
Corporate Trust Administration.

         "COVENANT DEFEASANCE" has the meaning specified in Section 13.03.

         "CURRENCY UNIT" or "CURRENCY UNITS" shall mean any composite currency.

         "CUSTODIAN" means any receiver, custodian, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "DEFAULTED INTEREST" has the meaning specified in Section 3.07.

         "DEFEASANCE" has the meaning specified in Section 13.02.

         "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more global Securities, the Person designated as Depositary by the Issuers pursuant to
Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a

Depositary hereunder, and if at any time there is more than one such Person, "Depositary" shall mean the Depositary with respect to the Securities of that series.

         "DESIGNATED OFFICERS" means any two Officers of the relevant Person, at least one of whom must be its Chief Executive Officer, its President, its Chief Financial Officer, its Chief Accounting Officer, its Treasurer or its Controller.

         "DOLLARS" and "$" means lawful money of the United States of America.

         "EVENT OF DEFAULT" has the meaning specified in Section 5.01.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         "GAAP" means such accounting principles as are generally accepted in the United States of America which are in effect on the date hereof.

         "GUARANTEE" means the guarantee by any Guarantor of the obligations under this Indenture.

         "HEDGING OBLIGATIONS" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "HOLDER" or "SECURITYHOLDER" means a Person in whose name a Security is registered in the Security Register.

         "INDEBTEDNESS" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and also includes, to the extent not otherwise included, the Guarantee of any Indebtedness of such Person or any other Person.

         "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more Series Supplements or indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated hereunder.

         "INTEREST," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "INTEREST PAYMENT DATE," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "ISSUERS," means, with respect to a series of Securities, the entities acting as the primary obligors with respect to such Securities, until a successor replaces any such entity in accordance with the applicable provisions of this Indenture, and thereafter, means, with respect to such replaced entity, such successor.

         "ISSUER REQUEST" or "ISSUER ORDER" means a written request or order signed in the name of the Issuers by the Designated Officers and delivered to the Trustee.

         "JUDGMENT CURRENCY" has the meaning specified in Section 1.15.

         "MATURITY," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "NEW YORK BANKING DAY" has the meaning specified in Section 1.15.

         "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, any Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary of such Person.

         "OFFICERS' CERTIFICATE" means, with respect to a Person, a certificate signed and delivered to the Trustee by the Designated Officers of that Person.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or counsel for an Issuer, and who shall be reasonably acceptable to the Trustee.

         "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount (excluding any amounts attributable to accrued but unpaid interest thereon) less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

         "OUTSTANDING," when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount and in the Applicable Currency has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuers or any other obligor on the Securities) in trust or set aside and segregated in trust by the Issuers or any other obligor on the Securities (if an Issuer or any other obligor on the Securities shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

                  (iii) Securities which have been paid as provided herein or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof reasonably satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuers; and

                  (iv)     Securities which have been defeased pursuant to
Section 13.02;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, (a) the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be that portion of the principal amount thereof that could be declared to be due and payable upon the occurrence of an Event of Default and the continuation thereof pursuant to the terms of such Original Issue Discount Security as of the date of such determination, (b) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the dollar equivalent that could be obtained for such principal amount on the basis of a spot rate of exchange specified to the Trustee for such series in an Officers' Certificate for such foreign currency or currency unit into dollars as of the date the taking of such action by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee (or, in the case of an Original Issue Discount Security, the dollar equivalent on such date of the amount determined as provided in (a) above), and (c) Securities owned by the Issuers or any other obligor upon the Securities or any Affiliate of an Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not an Issuer or any other obligor upon the Securities or any Affiliate of an Issuer or of such other obligor.

         "PAYING AGENT" means any Person authorized by an Issuer to pay the principal of, premium, if any, interest or other amounts on any Securities on behalf of such Issuer. Any Issuer may act as Paying Agent with respect to any Securities issued hereunder.

         "PERSON" means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "PLACE OF PAYMENT," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest or other amounts on the Securities of that series are payable as specified as contemplated by Section 3.01.

         "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "PROCEEDING" has the meaning specified in Section 14.02.

         "REDEMPTION DATE," when used with respect to any Security of any series to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

         "REDEMPTION PRICE," when used with respect to any Security of any series to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, payable in the Applicable Currency.

         "REGISTERED SECURITY" means any Security issued hereunder and registered in the Security Register.

         "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

         "REQUIRED CURRENCY" has the meaning specified in Section 1.15.

         "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any officer of the Trustee assigned to administer corporate trust matters and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative for an issue of Senior Debt.

         "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "SECURITIES PAYMENT" has the meaning specified in Section 14.02.

         "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 3.05.

         "SENIOR DEBT" means the principal of and premium, if any and interest on the following, whether outstanding at the date of execution of this Indenture or thereafter incurred or created:

         (a) Indebtedness of a Person for money borrowed, or evidenced by a note or similar instrument or written agreement given in connection with the acquisition of any businesses, properties or assets, including securities,

         (b) Indebtedness of a Person to banks or financial institutions evidenced by notes or other written obligations,

         (c) Indebtedness of a Person evidenced by notes, debentures, bonds or other securities issued under the provisions of an indenture or similar instrument,

         (d) Indebtedness of others of the kinds described in the preceding clauses (a), (b) and (c) that such Person has assumed, guaranteed or otherwise assured the payment thereof, directly or indirectly, and

         (e) deferrals, renewals, extensions and refundings of, or bonds, debentures, notes or other evidences of Indebtedness issued in exchange for, the Indebtedness described in the preceding clauses (a) through (d) whether or not there is any notice to or consent of the holders of Securities; except (i) Indebtedness and advances among such Person and its direct and indirect subsidiaries and (ii) any particular Indebtedness, deferral, renewal, extension or refunding, if it is expressly stated in the governing terms, or in the assumption or guarantee, thereof that the Indebtedness involved is not Senior Debt;

PROVIDED, HOWEVER, that Senior Debt will not include any Indebtedness, guarantee or obligation of such Person that is expressly subordinate or junior in right of payment to any other Indebtedness, guarantee or obligation of such Person, including, without limitation, the Securities.

This definition may be modified or superseded in a manner as contemplated by
Section 3.01. For purposes of Sections 1.11 and 9.07 and Article 14, "SENIOR DEBT" shall mean the Senior Debt of the Issuer or Issuers of the Securities in question.

         "SERIES SUPPLEMENTS" has the meaning specified in Section 3.01.

         "SIGNIFICANT SUBSIDIARY" of a Person has the meaning ascribed to such term in Rule 1.02(w) of Regulation S-X under the Securities Act of 1933, as amended, as such Regulation is in effect on the date of this Indenture.

         "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

         "STATED MATURITY," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "SUBSIDIARY" means, with respect to any Person:

         (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

         (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

         "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" shall mean each such Trustee. The term "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed; PROVIDED, HOWEVER, that in the event that such Act is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "U.S. GOVERNMENT OBLIGATIONS" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed by the full faith and credit of the United States of America which, in either case, are not callable or redeemable at the option of the issuer thereof or otherwise subject to prepayment, and shall also include a depository receipt issued by a New York Clearing House bank or trust company as custodian with respect to any such U.S. Government Obligation, or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount held by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         "VICE PRESIDENT," when used with respect to any Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "VOTING STOCK" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

         Section 1.02 COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Issuers to the Trustee to take any action under any provision of this Indenture, the Issuers shall each furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 1.03 FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer actually knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Issuers stating that the information with respect to such factual matters is in the possession of the Issuers, unless such counsel actually knows that the certificate or opinion or representations with respect to such matters are erroneous.

         Any certificate, statement or opinion of an Officer of an Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuers, unless such Officer or counsel, as the case may be, actually knows that the certificate or opinion or representations with respect to the accounting matters upon which his or her certificate, statement or opinion is based are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 1.04      ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuers. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuers, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Registered Securities shall be proved by the Security Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuers in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) If the Issuers shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuers may, at their option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuers shall have no obligation to do so, PROVIDED that the Issuers may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the immediately following paragraph. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; PROVIDED that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         (f) The Trustee shall set a record date, which shall not be more than 15 days prior to the date of commencement of solicitation of such action contemplated by this section 1.04(f), for the purpose of determining the Holders of Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any direction referred to in Section 5.12, (iv) any request to institute proceedings referred to in Section 5.07(2) or (v) any waiver of past defaults pursuant to Section 5.13, in each case with respect to Securities of such series. If such a record date is fixed pursuant to this paragraph, the relevant action may be taken or given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be holders of Securities of a series for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities of such series have authorized or agreed or consented to such action, and for that purpose the Outstanding Securities of such series shall be computed as of such record date; PROVIDED that no such action by Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Issuers' reasonable expense, shall cause notice of such record date and the proposed action by Holders to be given to the Issuers in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

         Section 1.05 NOTICES, ETC., TO TRUSTEE AND THE ISSUERS. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (a) the Trustee by any Holder or by the Issuers shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed first-class postage prepaid, to or with the Trustee at U.S. Bank Trust National Association, 100 Wall Street, Suite 1600, New York, NY 10005, Attention: Corporate Trust Administration or if sent by facsimile transmission, to a facsimile number provided by the Trustee, with a copy mailed, first-class postage prepaid to the Trustee addressed to it as provided above; or

         (b) the Issuers by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, addressed to the relevant Issuer at 1010 Wisconsin Avenue, N.W. Washington D.C., 20007,
Attention: Secretary (or if furnished after July 7, 2003, to 4501 N. Fairfax Drive, Arlington, VA 22203, Attention: Secretary), or at any other address previously furnished in writing to the Trustee by the relevant Issuer, or if sent by facsimile transmission, to a facsimile number provided to the Trustee by the relevant Issuer, with a copy mailed, first-class postage prepaid, to such Issuer addressed to it as provided above.

         Section 1.06 NOTICE TO HOLDERS; WAIVER. Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be deemed sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first- class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders or the validity of the proceedings to which such notice relates.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Section 1.07 CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included or deemed included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or shall be excluded, as the case may be.

         Section 1.08 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1.09 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by an Issuer shall bind its successors and assigns, whether so expressed or not.

         Section 1.10 SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 1.11 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders and, to the extent specifically set forth herein, the holders of Senior Debt, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 1.12 GOVERNING LAW. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereunder that would indicate the applicability of the laws of any jurisdiction other than such State.

         Section 1.13 LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium and any other amounts, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day or on such other day as may be set out with respect to the Securities of a series in the Series Supplement applicable to such series at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be, PROVIDED that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be, if payment is made on such next succeeding Business Day or other day set out in such Officers' Certificate or in any Series Supplement with respect to a series of the Securities.

         Section 1.14 NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of an Issuer or any Guarantor (other than a stockholder which itself is an Issuer or a Guarantor of the Securities) shall not have any liability for any obligations of such Issuer or Guarantor under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder, by accepting a Security, waives and releases all such liability. Such waivers and releases are part of the consideration for the issuance of the Securities.

         Section 1.15 JUDGMENT CURRENCY. The Issuers agree, to the fullest extent that they may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium, other amounts or interest, if any, on the Securities of any series (the "REQUIRED CURRENCY") into a currency in which a judgment will be rendered (the "JUDGMENT Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding that on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "NEW YORK BANKING DAY" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

         Section 1.16 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE 2

                                 SECURITY FORMS

         Section 2.01 FORMS GENERALLY. The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Series Supplement, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to clause (i) or (ii) of the second sentence of Section 3.01, a copy of such Board Resolution or an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of each of the Issuers and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Section 2.02      FORM OF FACE OF SECURITY.



                        MERISTAR HOSPITALITY CORPORATION

                MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.

No. _______                                                          [$]________


         MeriStar Hospitality Corporation, a corporation duly organized and existing under the laws of Maryland (herein called the "COMPANY," which term includes any successor corporation under the Indenture hereinafter referred to) and MeriStar Hospitality Operating Partnership (herein called the "Partnership," which term includes any successor corporation under the Indenture hereinafter referred to, and, together with the Company, the "ISSUERS"), for value received, hereby promise to pay to _______________, or registered assigns, the principal sum of _______________ [Dollars] on _______________ [IF THE SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT-- and to pay interest thereon from _______________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on _______________ and _______________ in each year [if other than semi-annual payments, insert frequency of payments and payment dates], commencing _____________________, at [if the Security is to bear interest at a fixed rate, insert-- the rate of _____% per annum], [if the Security is to bear interest at a variable or floating rate and if determined with reference to an index, refer to description of index below] until the principal hereof is paid or made available for payment [IF APPLICABLE INSERT--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of _____% per annum on any overdue principal, premium, other amounts and on any overdue installment of interest]. [IF APPLICABLE, INSERT--Interest shall be payable in cash commencing ___________.] [IF APPLICABLE, INSERT--Until __________, interest shall be payable through the addition of such interest to the then outstanding principal amount of this Security.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the __________ or __________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

         [If the Securities are floating or adjustable rate securities with respect to which the principal of or any premium, other amounts or interest may be determined with reference to an index, insert the text of the floating or adjustable rate provision.]

         [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT-- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         Payment of the principal of (and premium and other amounts, if any) and [IF APPLICABLE, insert--any such] interest on this Security will be made at the office or agency of the Issuers maintained for that purpose in New York, in dollars [IF APPLICABLE, INSERT--; PROVIDED, HOWEVER, that at the option of the Issuers, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, a Holder of $1,000,000 or more in aggregate principal amount of Securities of any series in definitive form, whether having identical or different terms and provisions, having the same Interest Payment Dates will, at the option of the Issuers, be entitled to receive interest payments, other than at Maturity, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee for the Securities of such series at least 15 days prior to the applicable Interest Payment Date. Any wire instructions received by the Trustee for the Securities of such series shall remain in effect until revoked by the Holder].

         [If applicable, insert-- So long as all of the Securities of this series are represented by Securities in global form, the principal of, premium and other amounts, if any, and interest, if any, on this global Security shall be paid in same day funds to the Depositary, or to such name or entity as is requested by an authorized representative of the Depositary. If at any time the Securities of this series are no longer represented by global Securities and are issued in definitive certificated form, then the principal of, premium and other amounts, if any, and interest, if any, on each certificated Security at Maturity shall be paid in same day funds to the Holder upon surrender of such certificated Security at the Corporate Trust Office of the Trustee, or at such other place or places as may be designated in or pursuant to the Indenture, PROVIDED that such certificated Security is surrendered to the Trustee, or at such other place or places as may be designated in or pursuant to the Indenture, PROVIDED that such certificated Security is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to such certificated Securities other than at Maturity may, at the option of the Issuers, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular or Special Record Date or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular or Special Record Date.]

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed and delivered.


                                   MERISTAR HOSPITALITY CORPORATION


                                   By:  _______________________________________

                                   By:  _______________________________________


                                   MERISTAR HOSPITALITY OPERATING
                                      PARTNERSHIP, L.P.


                                   By:  MeriStar Hospitality Corporation,
                                        its general partner


                                   By:  _______________________________________

                                   By:  _______________________________________


         Section 2.03      FORM OF REVERSE OF SECURITY.

         This Security is one of a duly authorized issue of securities of the Issuers (herein called the "SECURITIES"), issued and to be issued in one or more series under an Indenture, dated as of _______________, 200_ (herein called the "INDENTURE"), among the Issuers, the Guarantors party hereto (herein called the "GUARANTORS") and __________________, as Trustee (herein called the "TRUSTEE," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto and this Series Supplement for these Securities reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $__________].

         [IF APPLICABLE, INSERT-- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by first class mail, [IF APPLICABLE, INSERT-- (1) on __________ in any year commencing with the year __________ and ending with the year __________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after __________, _____], as a whole or in part, at the election of the

Issuers, at the following Redemption Prices (expressed as percentages of the principal amount):

         If redeemed [on or before _______________, _____%, and if redeemed] during the 12-month period beginning _______________ of the years indicated,


                                REDEMPTION
          YEAR                     PRICE
          ----                     -----


and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [IF APPLICABLE, INSERT-- (whether through operation of the sinking fund or otherwise)] with accrued and unpaid interest to the Redemption Date, but interest installments whose Interest Payment Date is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates or Special Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [IF APPLICABLE, INSERT-- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by first class mail, (1) on _______________ in any year commencing with the year __________ and ending with the year __________ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after __________], as a whole or in part, at the election of the Issuers, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:

         If redeemed during a 12-month period beginning _________________ of the years indicated,

        REDEMPTION PRICE               REDEMPTION PRICE FOR
         FOR REDEMPTION              REDEMPTION OTHERWISE THAN
THROUGH OPERATION OF THE SINKING     THROUGH OPERATION OF THE
              FUND                         SINKING FUND                 YEAR
              ----                         ------------                 ----


and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [Notwithstanding the foregoing, the Issuers may not, prior to __________, redeem any Securities of this series as contemplated by [clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuers (calculated in accordance with generally accepted financial practice) of less than _____% per annum.]

         [The sinking fund for this series provides for the redemption on ___________ in each year beginning with the year _____ and ending with the year
_____ of [not less than] $_______________ [("MANDATORY SINKING FUND") and not more than $____________] aggregate principal amount of Securities of this series.] [Securities of this series acquired or redeemed by the Issuers otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made--in the inverse order in which they become due.]

         [In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT-- If any Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT-- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal --INSERT FORMULA FOR DETERMINING THE AMOUNT. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Issuers' obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

         [This Security is subject to defeasance and covenant defeasance as described in the Indenture [IF APPLICABLE, INSERT -- and the Series Supplement for this Security].]

         [This Security is subject to satisfaction and discharge as provided in the Indenture [IF APPLICABLE, INSERT -- and the Series Supplement for this Security].]

         [This Security is subject to subordination as provided in the Indenture [IF APPLICABLE, INSERT -- and the Series Supplement for this Security].]

         The Indenture may be modified by the Issuers and the Trustee with respect to this Security without consent of any Holder with respect to certain matters as described in the Indenture. In addition, the Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall bind such Holder and all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Issuers, which are absolute and unconditional, to pay the principal of (and premium and other amounts, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in any place where the principal of (and premium and other amounts, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same Stated Maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of [$1,000] and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuers, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture imposes certain limitations on the ability of the Issuers to, among other things, merge or consolidate with any other Person or sell, assign, transfer or lease all or substantially all of its properties or assets [IF OTHER COVENANTS ARE APPLICABLE PURSUANT TO THE PROVISIONS OF SECTION 3.01, INSERT HERE]. All such covenants and limitations are subject to a number of important qualifications and exceptions. The Issuers must report periodically to the Trustee on compliance with the covenants in the Indenture.

         A director, officer, employee or stockholder, as such, of an Issuer (other than a stockholder which is itself an Issuer) shall not have any liability for any obligations of such Issuer under this Security or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.

         [IF APPLICABLE, INSERT -- A director, officer, employee or stockholder, as such, of a Guarantor (other than a stockholder which itself is an Issuer or a Guarantor of the Securities) shall not have any liability for any obligations of the Issuers or such Guarantor under this Security or the Indenture [IF APPLICABLE, INSERT -- or the Series Supplement for this Security] or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.]

         [IF APPLICABLE, INSERT -- This Security will be entitled to the benefits of certain Guarantees made for the benefit of the Holders. Reference is hereby made to the Indenture and the Series Supplement for this Security for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantors, if any, the Trustee and the Holders.]

         [IF APPLICABLE, INSERT-- Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Issuers have caused CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the correctness or accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.]

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

             ______________________________________________________
             (INSERT ASSIGNEE'S SOCIAL SECURITY OR TAX I.D. NUMBER)
             ______________________________________________________
             ______________________________________________________
             ______________________________________________________
             ______________________________________________________

              (PRINT OR TYPE ASSIGNEE'S NAME, ADDRESS AND ZIP CODE)

and irrevocably appoint ___________________________________ agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Dated: __________ Your Signature:_______________________________________________
                                 (SIGN EXACTLY AS YOUR NAME APPEARS ON THE OTHER
                                  SIDE OF THIS SECURITY)

Signature Guaranty:        ________________________________________________
                           [SIGNATURES MUST BE GUARANTEED BY AN "ELIGIBLE
                           GUARANTOR INSTITUTION" MEETING THE REQUIREMENTS OF
                           THE TRANSFER AGENT, WHICH REQUIREMENTS WILL INCLUDE
                           MEMBERSHIP OR PARTICIPATION IN STAMP OR SUCH OTHER
                           "SIGNATURE GUARANTEE PROGRAM" AS MAY BE DETERMINED BY
                           THE TRANSFER AGENT IN ADDITION TO, OR IN SUBSTITUTION
                           FOR, STAMP, ALL IN ACCORDANCE WITH THE EXCHANGE ACT.]

Social Security Number or
Taxpayer Identification Number:     ____________________________________________

         Section 2.04 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication shall be in substantially the following form:

Dated:   _______________

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        ________________________________________
                                                                      As Trustee


                                        By______________________________________
                                                            Authorized Signatory


         Section 2.05 SECURITIES IN GLOBAL FORM. If Securities of or within a series are issuable in whole or in part in global form, then any such Security of such series may provide that it shall represent the aggregate or a specified amount of the Outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered to the Trustee pursuant to Section 3.03 or Section 3.04. Subject to the provisions of Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. If an Issuer Order pursuant to Section 3.03 or 3.04 has been, or simultaneously is, delivered, any instructions by the Issuers with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel.

         The provisions of the last paragraph of Section 3.03 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Issuers and the Issuers deliver to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby.

         Notwithstanding the provisions of Sections 2.01 and 3.07, unless otherwise specified as contemplated by Section 3.01, payment of principal of and premium and other amounts, if any, and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

         Section 2.06 FORM OF LEGEND FOR THE SECURITIES IN GLOBAL FORM. Any Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form, or in such other form as may be necessary or appropriate to reflect the arrangements with or to comply with the requirements of any Depositary:

                  "THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY."

                                   ARTICLE 3

                                 THE SECURITIES

         Section 3.01 AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued from time to time in one or more series. Prior to the issuance of Securities of any series, there shall be established in or pursuant to (i) a Board Resolution of each Issuer, (ii) actions taken pursuant to a Board Resolution of each Issuer and (subject to Section 3.03) set forth, or determined in the manner provided, in an Officers' Certificate with respect to each such Issuer, or (iii) one or more indentures supplemental hereto (each of (i), (ii) and (iii), a "SERIES SUPPLEMENT"):

                           (1)      the title of the Securities of the series
(which shall distinguish the Securities of the series from all other
Securities);

                           (2)      the purchase price, denomination and any
limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.07);

                           (3)      the date or dates on which the principal of
and premium and other amounts, if any, on the Securities of the series is payable or the method of determination thereof;

                           (4)      the rate or rates at which the Securities of
the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the method of payment of interest (in particular, whether the interest will be paid in kind or otherwise), the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Interest Payment Date;

                           (5)      the place or places where, subject to the
provisions of Section 10.02, the principal of, premium and other amounts, if any, and interest, if any, on Securities of the series shall be payable;

                           (6)      the place or places where the Securities may
be exchanged or transferred and notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served;

                           (7)      the period or periods within which, the
price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuers, and, if other than as provided in Section 11.03, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

                           (8)      the obligation, if any, of the Issuers to
redeem, repay or purchase Securities of the series in whole or in part pursuant to any sinking fund or analogous provisions or upon the happening of a specified event, passage of time, or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the other terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                           (9)      if other than denominations of $1,000 and
any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                           (10)     if other than U.S. dollars, the currency or
currencies (including currency unit or units) in which payments of principal of, premium and other amounts, if any, and interest on the Securities of the series shall or may by payable, or in which the Securities of the series shall be denominated, and the particular provisions applicable thereto;

                           (11)     if the payments of principal of, premium and
other amounts, if any, or interest on the Securities of the series are to be made, at the election of the Issuers or a Holder, in a currency or currencies (including currency unit or units) other than that in which such Securities are denominated or designated to be payable, the currency or currencies (including currency unit or units) in which such payments are to be made, the terms and conditions of such payments and the manner in which the exchange rate with respect to such payments shall be determined, and the particular provisions applicable thereto;

                           (12)     if the amount of payments of principal of,
premium and other amounts, if any, and interest on the Securities of the series shall be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency unit or units) other than that in which the Securities of the series are denominated or designated to be payable), the index, formula or other method by which such amounts shall be determined;

                           (13)     if other than the full principal amount
thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or the method by which such portion shall be determined;

                           (14)     any modifications of or additions to the
Events of Default or the covenants of the Issuers set forth herein with respect to Securities of the series; and whether and the conditions under which the Holders of the Securities of the series may waive any such Event of Default or compliance with any such covenant relating to the Securities of such series;

                           (15)     if either or both of Section 13.02 and
Section 13.03 shall be inapplicable, in whole or in part, to the Securities of the series (PROVIDED that if no such inapplicability shall be specified, then both Section 13.02 and Section 13.03 shall be applicable to the Securities of the series); and any modification to either such section as it relates to such series of Securities;

                           (16)     if other than the Trustee, the identity of
the Registrar and any Paying Agent;

                           (17)     if the Securities of the series shall be
issued in whole or in part in global form, (i) the Depositary for such global Securities, (ii) the form of any legend in addition to or in lieu of that in
Section 2.06 which shall be borne by such global Security, (iii) whether beneficial owners of interests in any Securities of the series in global form may exchange such interests for certificated Securities of such series and of like tenor of any authorized form and denomination, and (iv) if other than as provided in Section 3.05, the circumstances under which any such exchange may occur;

                           (18)     if the Holders of the Securities of the
series may convert or exchange the Securities of the series into or for securities of the Issuers or of other entities or other property (or the cash value thereof), the specific terms of and period during which such conversion or exchange may be made;

                           (19)     if the Securities of the series shall have
the benefits of any Guarantee and, if so, the identity of the Guarantor or Guarantors and the terms and provisions applicable to any such Guarantee;

                           (20)     any provisions for the satisfaction and
discharge of the Securities of the series, including provisions in addition to or modifying the provisions of Article 4 as they pertain to Securities of the series;

                           (21)     if the Securities of that series do not bear
interest, the applicable dates for purposes of Section 7.01;

                           (22)     any agents for the series, including
trustees, depositories, authenticating, conversion, calculation or paying agents, transfer agents or registrars;

                           (23)     the subordination of the Securities of such
series to other Indebtedness of the Issuers, including without limitation, the Securities of any other series; and

                           (24)     any other terms of the series, including any
terms which may be required by or advisable under the laws of the United States of America or regulations thereunder or advisable (as determined by the Issuers) in connection with the marketing of Securities of the series.

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided by (i) a Board Resolution of each Issuer, (ii) actions taken pursuant to a Board Resolution of each Issuer and (subject to Section 3.03) set forth, or determined in the manner provided, in an Officers' Certificate with respect to each such Issuer or (iii) in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

         If any of the terms of the Securities of any series are established by action taken pursuant to clause (i) or (ii) of the first sentence of the preceding paragraph, a copy of such Board Resolution or an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of each of the Issuers and delivered to the Trustee at or prior to the delivery of the corresponding Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof. Prior to the delivery of a Security of any series in any such form to the Trustee for the Securities of such series for authentication, each Issuer shall deliver to such Trustee an Officers' Certificate of such Issuer dated the date such Certificate is delivered to such Trustee stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities in such forms have been complied with.

         Section 3.02 DENOMINATIONS. The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

         Section 3.03 EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of each Issuer by its Designated Officers. The signature of any of these Designated Officers on the Securities may be manual or facsimile. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of an Issuer shall bind such Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver Securities of any series executed by the Issuers to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and make such Securities available for delivery. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating (subject to customary assumptions, conditions and exceptions):

        (a) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture; and

         (b) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuers in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuers, enforceable in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         If such terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this

Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee, or in the written opinion of counsel to the Trustee (which counsel may be an employee of the Trustee) such authentication may not lawfully be made or would involve the Trustee in personal liability.

         Notwithstanding the provisions of Section 3.01 and of the immediately preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution and the Officers' Certificate otherwise required pursuant to Section 3.01 or the Issuer Order and Opinion of Counsel otherwise required pursuant to the second preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         If the Issuers shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in the form of one or more global Securities, then the Issuers shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to the authentication and delivery of such series, authenticate and deliver one or more Securities of such series in global form that (i) shall be in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Security or Securities in global form,
(ii) shall be registered in the name of the Depositary for such Security or Securities in global form or its nominee, and (iii) shall be made available for delivery by the Trustee to such Depositary or pursuant to such Depositary's instruction.

         If all the Securities of any one series are not to be issued at one time and if a Board Resolution relating to such Securities shall so permit, such Issuer Order may set forth procedures acceptable to the Trustee for the issuance of such Securities, including, without limitation, procedures with respect to interest rate, Stated Maturity, date of issuance and date from which interest, if any, shall accrue.

         Unless otherwise provided for in the form of Security, each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefits under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuers, and the Issuers shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Issuers, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

         In case any Securities shall have been authenticated, but not delivered, by the Trustee or the Authenticating Agent for such series then in office, any successor by merger, conversion or consolidation to such Trustee, or any successor Authenticating Agent, as the case may be, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee or successor Authenticating Agent had itself authenticated such Securities.

         Each Depositary designated pursuant to Section 3.01 for a Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

         Section 3.04 TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, the Issuers may execute, and upon an Issuer Order the Trustee shall authenticate and make available for delivery, temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, with like terms and conditions as the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

         Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions thereof), if temporary Securities of any series are issued, the Issuers will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuers in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Issuers shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like terms and conditions. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         Section 3.05 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. The Issuers shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency to be maintained by the Issuers in accordance with
Section 10.02 in a Place of Payment a register (the register maintained in such office and in any other office or agency of the Issuers in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Issuers shall provide for the registration of Securities and of registration of transfers of Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of any series at the office or agency of the Issuers in a Place of Payment for that series, the Issuers shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity and with like terms and conditions.

         At the option of the Holder, Securities of any series (except a Security in global form) may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity and with like terms and conditions, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuers shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

         Each Security issued in global form authenticated under this Indenture shall be registered in the name of the Depositary designated for such series or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Security issued in global form shall constitute a single Security for all purposes of this Indenture.

         Notwithstanding any other provision of this Section or Section 3.04, unless and until it is exchanged in whole or in part for Securities in certificated form in the circumstances described below, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         If at any time the Depositary for the Securities of a series notifies the Issuers that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible to perform such duties, the Issuers shall appoint a successor Depositary with respect to the Securities of such series. If (i) a successor Depositary for the Securities of such series is not appointed by the Issuers within 90 days after the Issuers receive such notice or becomes aware of such ineligibility, (ii) the Issuers deliver to the Trustee for the Securities of such series in registered form an Issuer Order stating that the Securities of such series shall be exchangeable, or (iii) an Event of Default under Section 5.01 hereof has occurred and is continuing with respect to the Securities of such series, then the Issuers' selection pursuant to Section 3.01(17) shall no longer be effective with respect to the Securities of such series, and the Issuers shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of certificated Securities of such series of like tenor and like terms and conditions, shall authenticate and deliver Securities of such series of like tenor and with like terms and conditions in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor and like terms and conditions in global form in exchange for such Security or Securities in global form.

         The Issuers may at any time in their sole discretion determine that Securities issued in global form shall no longer be represented by such a Security or Securities in global form. In such event the Issuers shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of certificated Securities of such series of like tenor and like terms and conditions, shall authenticate and deliver, Securities of such series of like tenor and like terms and conditions in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor and like terms and conditions in global form in exchange for such Security or Securities in global form.

         If specified by the Issuers pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series may surrender a Security in global form of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Issuers and such Depositary. Thereupon, the Issuers shall execute, and the Trustee shall authenticate and deliver, without service charge,

                           (i)      to each Person specified by such Depositary
a new certified Security or Securities of the same series of like tenor and like terms and conditions, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form; and

                           (ii)     to such Depositary a new Security in global
form of like tenor and like terms and conditions in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of certificated Securities delivered to Holders thereof.

         Upon the exchange of a Security in global form for Securities in certificated form, such Security in global form shall be canceled by the Trustee. Securities issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

         Whenever any Securities are surrendered for exchange, the Issuers shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuers or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

         Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Issuers or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

         In the event of any redemption of any series, the Issuers shall not be required to (i) issue, register the transfer of or exchange the Securities of any series during a period beginning 15 days before the mailing of a notice of redemption of Securities of that series to be redeemed or, with respect to which a Holder has exercised an option to require repurchase of the Security prior to the Stated Maturity thereof, and ending on the date of the mailing; or (ii) register the transfer of or exchange any Security, or portion thereof, called for redemption or, with respect to which a Holder has exercised an option to require repurchase of the Security, prior to the Stated Maturity thereof, except the unredeemed portion or portion not being repurchased of any Security being redeemed or repurchased in part.

         The foregoing provisions relating to registration, transfer and exchange may be modified, supplemented or superseded with respect to any series of Securities by the Series Supplement for such series.

         Section 3.06      MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If
(i) any mutilated Security is surrendered to the Trustee for such Security or the Issuers and the Trustee for a Security receive evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) there is delivered to Issuers and such Trustee such security or indemnity as may be required by them to hold each of them and any agent of either of them harmless, then, in the absence of notice to Issuers or such Trustee that such Security has been acquired by a BONA FIDE purchaser, the Issuers shall execute and upon their request such Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for such mutilated Security, a new Security of the same series and in a like principal amount and of a like Stated Maturity and with like terms and conditions, and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuers in their discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Issuers may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuers, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 3.07 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuers, at their election in each case, as provided in Clause (1) or (2) below:

                           (1)      The Issuers may elect to make payment of any
Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuers shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless such Trustee shall consent to an earlier date), and at the same time the Issuers shall deposit with the Trustee an amount of money in Applicable Currency equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements reasonably satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted

Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuers of such Special Record Date and, in the name and at the reasonable expense of the Issuers, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                           (2)      The Issuers may make payment of any
Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuers to the Trustee of the proposed payment pursuant to this Clause (2), such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 3.08 PERSONS DEEMED OWNERS. Prior to due presentment of a Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium and other amounts, if any, and (subject to Sections 3.05 and 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuers, the Trustee nor any agent of the Issuers or the Trustee shall be affected by notice to the contrary.

         None of the Issuers, the Trustee or any agent of the Issuers or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Issuers or the Trustee or any agent of the Issuers or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the right of such Depositary (or its nominee) as holder of such Security in global form.

         Section 3.09 CANCELLATION. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Issuers may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuers may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be held by the Trustee and may be destroyed (and, if so destroyed, certification of their destruction shall be delivered to the Issuers, unless, by an Issuer Order, the Issuers shall direct that canceled Securities be returned to them).

         Section 3.10 COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 3.11 CUSIP NUMBER. The Issuers in issuing Securities of any series may use a "CUSIP" number, and if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such series; PROVIDED, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed on the notice or on the Securities of such series, and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuers will promptly notify the Trustee of any change in the CUSIP number of any series of Securities.

         Section 3.12 WIRE TRANSFERS. Notwithstanding any other provision to the contrary in this Indenture, the Issuers may make any payment of moneys required to be deposited with the Trustee on account of principal of, or premium and other amounts, if any, or interest on the Securities (whether pursuant to optional or mandatory redemption payments, interest payments or otherwise) by wire transfer of immediately available funds to an account designated by the Trustee on or before the date and time such moneys are to be paid to the Holders of the Securities in accordance with the terms hereof.

                                   ARTICLE 4

                           SATISFACTION AND DISCHARGE

         Section 4.01 SATISFACTION AND DISCHARGE OF INDENTURE. (a) This Indenture shall cease to be of further effect with respect to a series of Securities, when the Trustee, upon Issuer Request and at the expense of the Issuers, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                           (1)      either (a) all Securities of such series
theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section

3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuers and thereafter repaid to the Issuers or discharged from such trust, as provided in Section 10.05) have been delivered to the Trustee for cancellation; or (b) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) have been called for redemption within one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the reasonable expense, of the Issuers, and the Issuers, in the case of (b)(i), (ii) or (iii) above, have irrevocably deposited with the Trustee as trust funds in trust for the purpose cash in the Applicable Currency or, in the case of a series of Securities payable in dollars, U.S. Government Obligations in an amount certified to be sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium and other amounts, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

                           (2)      the Issuers have paid or caused to be paid
all other sums payable hereunder by the Issuers and have delivered irrevocable instructions to the Trustee to apply the deposited amounts to the payment of such Securities at Stated Maturity or redemption, as applicable;

                           (3)      no Default or Event of Default with respect
to this Indenture or the Securities shall have occurred on the date of deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instruments to which any Issuer is a party or to which it is bound;

                           (4)      the Issuers have delivered to the Trustee an
Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with; and

                           (5)      no event or condition shall exist on the
date of such deposit that, pursuant to the provisions of Section 14.02 or 14.03, would prevent the Issuers from making payments of the principal of or interest on the Securities of such series on the date of such deposit.

         (b) Notwithstanding the satisfaction and discharge of this Indenture with respect to a series of Securities:

                           (i)      Until no notes of such series of Securities
are outstanding, (1) the obligations of the Issuers to the Trustee under Section 6.07, (2) the obligations of the Issuers to any Authenticating Agent under
Section 6.14, (3) if money shall have been deposited with the Trustee pursuant to clause (a)(1)(b) of this Section, the obligations of the Trustee and any Paying Agent under Section 4.02 and the last paragraph of Section 10.05 and (4) the obligations of the Issuers under this Article 4,

Sections 3.03, 3.05, 3.06, 3.07, 7.01, 7.02, 10.01, 10.02 and the last paragraph of Section 10.05 shall survive, in each case, with respect to such series of Securities.

                           (ii)     After no notes of such series of Securities
are outstanding, (1) the obligations of the Issuers to the Trustee under Section
6.07 and (2) the obligations of the Issuers under this Article 4 shall survive.

         Section 4.02 APPLICATION OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 10.05, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including an Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium and other amounts, if any) and interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

         Section 4.03 REINSTATEMENT. If the Trustee or Paying Agent is unable to apply any cash in accordance with this Article 4 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuers' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Article 4 until such time as the Trustee or Paying Agent is permitted to apply all such cash in accordance with Article 4; PROVIDED, HOWEVER, that if the Issuers have made any payment of interest on, premium and other amounts, if any, principal or other amounts, if any, of any Securities because of the reinstatement of its obligations, the Issuers shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the trustee or Paying Agent.

         Section 4.04 APPLICATION TO A SPECIFIC SERIES OF SECURITIES. The Issuers may elect to satisfy and discharge their obligations with respect to a specific series of Securities under the Indenture by complying with the terms of
Article 4. If the Issuers make such election, (a) the terms of Section 4.01,
4.02 and 4.03 shall apply only to the specific series of Securities and the terms of the Indenture as it relates to such series of Securities and (b) the other Securities issued hereunder and the Indenture as it relates to such other Securities shall remain in full force and effect.

                                   ARTICLE 5

                                    REMEDIES

         Section 5.01 EVENTS OF DEFAULT. Except as otherwise specified as contemplated by Section 3.01 for Securities of a series, "EVENT OF DEFAULT," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or to be effected by reason of Article 14 hereof or by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (1)      the Issuers default in the payment of
interest on any Security of that series when such interest becomes due and payable and the default continues for a period of 30 days;

                           (2)      the Issuers default in the payment of the
principal of, or premium or other amounts, if any, on any Security of that series when the same becomes due and payable at Maturity or on redemption or otherwise;

                           (3)      the Issuers fail to deposit any sinking fund
payment, for five days after it becomes due by the terms of a Security of that series;

                           (4)      the Issuers fail to observe or perform any
of its other covenants, agreements or warranties in the Securities of that series or this Indenture (other than a covenant, agreement or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and the failure to observe or perform continues for the period and after the notice specified in the last paragraph of this Section;

                           (5)      an Issuer or any of its Significant
Subsidiaries or any group of such Issuer's Subsidiaries that, taken together, would constitute a Significant Subsidiary of such Issuer) pursuant to or within the meaning of any Bankruptcy Law (a) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself or themselves, (b) consents to the entry of a judgment, decree or order for relief against it or themselves in an involuntary case or proceeding under any Bankruptcy Law, (c) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it or them, (d) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of it or any of its Significant Subsidiaries (or any group of such Issuer's subsidiaries that would, if taken together, constitute a Significant Subsidiary of such Issuer) or for all or substantially all of the property of such Issuer, any of its Significant Subsidiaries (or any group of such Issuer's subsidiaries that would, if taken together, constitute a Significant Subsidiary of such Issuer), (e) makes a general assignment for the benefit of its or their creditors, (f) admits in writing to an inability to pay its debts as they become due or (g) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing;

                           (6)      (i) a court of competent jurisdiction enters
a judgment, decree or order for relief in an involuntary case or proceeding under any Bankruptcy Law which shall (a) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of an Issuer or any of its Significant Subsidiaries or any of such Issuer's subsidiaries that would, if taken together, constitute a Significant Subsidiary of such Issuer, (b) appoint a Custodian of an Issuer or any of its Significant Subsidiaries (or any group of such Issuer's subsidiaries that would, if taken together, constitute a Significant Subsidiary of such Issuer) or for all or substantially all of the property of such Issuer, any of its Significant Subsidiaries (or any group of such Issuer's subsidiaries that would, if taken together, constitute a Significant Subsidiary of such Issuer) or (c) order the winding-up or liquidation of affairs of an Issuer or any of its Significant Subsidiaries (or any group of such Issuer's subsidiaries that would, if taken together, constitute a Significant Subsidiary of such Issuer), and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (ii) any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced, against an Issuer or any of its Significant Subsidiaries (or any group of such Issuer's subsidiaries that would, if taken together, constitute a Significant Subsidiary of such Issuer) and such petition, application or proceeding is not dismissed within 60 days; or (iii) a warrant of attachment is issued against any material portion of the property of an Issuer or any of its Significant Subsidiaries (or any group of such Issuer's subsidiaries that would, if taken together, constitute a Significant Subsidiary of such Issuer) which is not released within 60 days of service; or (iv) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief in an involuntary case against an Issuer, a Significant Subsidiary of such Issuer (or any group of such Issuer's Subsidiaries that, taken together, would constitute a Significant Subsidiary of such Issuer); or

                           (7)      any other Event of Default provided with
respect to Securities of that series.

         A Default under clause (4) above is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series notify the Issuers of the Default and the Issuers do not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "NOTICE OF DEFAULT." When a Default under clause (4) above is cured within such 60-day period, it ceases to be a Default.

         Section 5.02 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default with respect to Securities of any series (other than an Event of Default specified in clause (5) or (6) of Section 5.01) occurs and is continuing, the Trustee by notice in writing to the Issuers, or the Holders of at least 25% in aggregate principal amount of the Securities of that series then Outstanding by notice in writing to the Issuers and the Trustee, may declare the unpaid principal of and interest accrued thereon to the date of acceleration and premium and other amounts, if any, thereon (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) on all the Securities of that series then Outstanding to be due and payable immediately and, upon any such declaration, all the Securities of that series then Outstanding (or specified principal amount) shall become and be immediately due and payable.

         If an Event of Default specified in clause (5) or (6) of Section 5.01 occurs, all unpaid principal of, interest, premium and other amounts, if any, accrued on all the Securities of that series then Outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.

         Upon payment of all such principal and interest, all of the Issuers' obligations under the Securities of that series and (upon payment of the Securities of all series) this Indenture shall terminate, except the obligations of the Issuers under Section 6.07.

         At any time after a declaration of acceleration of Maturity with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series by notice to the Trustee may rescind an acceleration and its consequences (except with respect to non-payment of principal, premium, interest or other amounts, if any) if (i) all existing Events of Default, other than the nonpayment of the principal of the Securities of that series that has become due solely by such declaration of acceleration, have been cured or waived as provided herein; provided that no such recision shall affect any subsequent Default or Event of Default or impair any right consequent thereon, (ii) the Issuers have paid or deposited with the Trustee a sum sufficient to pay in Applicable Currency: (A) all overdue interest on all Securities of that series, (B) to the extent payment thereof is lawful, the principal of (and premium and other amounts, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon from the date such principal became due at a rate per annum equal to the rate borne by the Securities of such series (or, in the case of Original Issue Discount Securities, the Securities' yield to maturity) and (C) to the extent the payment of such interest is lawful, interest at a rate per annum equal to the rate borne by the Securities of such series (or, in the case of an Original Issue Discount Security, the Securities' annual bond-equivalent yield to maturity) on overdue installments of interest and overdue principal that has become due otherwise than by such declaration of acceleration have been paid, (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (iv) all payments due to the Trustee and any predecessor Trustee under Section 6.07 have been made.

         Section 5.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Issuers covenant that if:

                           (1)      default is made in the payment of any
interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days,

                           (2)      default is made in the payment of the
principal of (or premium or other amounts, if any, on) any Security of any series at the Maturity thereof, or

                           (3)      default is made in the payment of any
sinking or analogous obligation when the same becomes due by the terms of the

Securities of any series, and any such default continues for any period of grace provided with respect to the Securities of such series,

the Issuers will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium and other amounts, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium and other amounts, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Issuers fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuers or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuers or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy.

         Section 5.04 TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuers or any other obligor upon the Securities or the property of the Issuers or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuers for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                           (i)      to file and prove a claim for the whole
amount of principal (and premium and other amounts, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel) and of the Holders allowed in such judicial proceedings,

                           (ii)     to collect and receive any moneys or other
property payable or deliverable on any such claims and to distribute the same;
and

                           (iii)    unless prohibited by law of applicable
regulations, to vote on behalf of the Holders of the Securities of such series in any election of a trustee in bankruptcy or other person performing similar functions; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding, except as aforesaid, for the election of a trustee in bankruptcy or other person performing similar functions.

         Section 5.05 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 5.06 APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium or other amounts, if any, or interest, upon presentation of the Securities in respect of which moneys have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 6.07 applicable to such series;

         SECOND: To the payment of the amounts then due and unpaid for principal of, and premium and other amounts, if any, and interest on the Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities of such series for principal, and premium and other amounts, if any, and interest, respectively; and

         THIRD: To the Person or Persons entitled thereto.

         The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 5.06. At least ten (10) days before such record date, the Trustee shall mail to each Holder and the Issuers a notice that states the record date, the payment date and the amount to be paid.

         Section 5.07 LIMITATION ON SUITS. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                           (1)      such Holder has previously given written
notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                           (2)      the Holders of at least 25% percent in
principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                           (3)      such Holder or Holders shall have offered to
the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                           (4)      the Trustee for 60 days after its receipt of
such notice, request and offer of indemnity has failed to institute any such proceeding; and

                           (5)      no direction inconsistent with such written
request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of Holders of Securities of any series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of the affected series.

         Section 5.08 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM, OTHER AMOUNTS AND INTEREST. Notwithstanding any other provision in this Indenture but subject to Article 14, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, other amounts, if any, and (subject to Section 3.07) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the

Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 5.09 RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuers, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

         Section 5.10 RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.11 DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 5.12 CONTROL BY HOLDERS. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, PROVIDED that:

                           (1)      such direction shall not be in conflict with
any rule of law or with this Indenture;

                           (2)      the Trustee may take any other action deemed
proper by the Trustee which is not inconsistent with such direction; and

                           (3)      subject to Section 6.01, the Trustee need
not take any action which might involve the Trustee in personal liability or be unduly prejudicial to the Holders not joining therein.

         Section 5.13 WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may by written notice to the Trustee on behalf of the Holders of all the Securities of such series waive any Default or Event of Default with respect to such series and its consequences, except a Default or Event of Default:

                           (1)      in respect of the payment of the principal
of or premium, other amounts, if any, or interest on any Security of such series, or

                           (2)      in respect of a covenant or other provision
hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such Default or Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture and the Securities of such series; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

         Section 5.14 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than ten percent in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium or other amounts, if any, or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                    ARTICLE 6

                                   THE TRUSTEE

         Section 6.01      CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.

         (a) Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by
Section 315(a) of the Trust Indenture Act.

         (b) In case an Event of Default has occurred and is continuing, and is known to the Trustee, the Trustee shall exercise the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) None of the provisions of Section 315(d) of the Trust Indenture Act shall be excluded from this Indenture.

         (d) Every provision of this Indenture which pertains to the Trustee shall be subject to this Section 6.01.

         Section 6.02 NOTICE OF DEFAULTS. Within 90 days after the occurrence of any Default or Event of Default with respect to the Securities of any series, the Trustee shall give to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such Default or Event of Default known to the Trustee, unless such Default or Event of Default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a Default or Event of Default in the payment of the principal of or premium, other amounts, if any, or interest on any Security of such series, or in the deposit of any sinking fund payment with respect to Securities of that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series.

         Section 6.03 CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of the Trust Indenture Act:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuers mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee satisfactory security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval or other paper or document, or the books and records of the Issuers, unless requested in writing to do so by the Holders of a majority in principal amount of the Outstanding Securities of any series; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; the reasonable expense of every such investigation shall be paid by the Issuers or, if paid by the Trustee, shall be repaid by the Issuers upon demand;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (h) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Section 6.04 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuers, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder, and that the statements made by it or to be made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Issuers are true and accurate. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuers of Securities or the proceeds thereof.

         Section 6.05 MAY HOLD SECURITIES. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Issuers, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Issuers with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

         Section 6.06 MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder (including amounts held by the Trustee as Paying Agent) need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing with the Issuers.

         Section 6.07      COMPENSATION AND REIMBURSEMENT.  The Issuers agree:

                           (1)      to pay to the Trustee from time to time
reasonable compensation as negotiated between the Issuers and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (2)      except as otherwise expressly provided
herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                           (3)      to indemnify the Trustee for, and to hold it
harmless against, any loss, liability, damage, claim or expense, including taxes (other than taxes based upon or determined or measured by the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(6) or Section 5.01(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Bankruptcy Law.

         The provisions of this Section 6.07 shall survive this Indenture and the resignation or removal of the Trustee.

         Section 6.08 DISQUALIFICATION; CONFLICTING INTERESTS. The Trustee shall be disqualified only where such disqualification is required by Section 310(b) of the Trust Indenture Act. Nothing shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

         Section 6.09 CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act having a combined capital and surplus (together with its parent) of at least $100,000,000 and subject to supervision or examination by federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither of the Issuers nor any Person directly or indirectly controlling, controlled by, or under common control with the Issuers may serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 6.10      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuers. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Issuers.

         (d)      If at any time:

                           (i)      the Trustee shall fail to comply with
Section 310(b) of the Trust Indenture Act after written request therefor by the Issuers or by any Holder who has been a bona fide Holder of a Security of such series of Securities for at least six months unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the TIA;

                           (ii)     the Trustee shall cease to be eligible under
Section 6.09 and shall fail to resign after written request therefor by the Issuers or by any such Holder of a Security who has been a bona fide Holder of a Security of such series of Securities for at least six months; or

                           (iii)    the Trustee shall become incapable of acting
or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuers by Board Resolutions may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security of such series of Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuers, by Board Resolutions, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuers and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuers with respect to such Securities. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuers or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Issuers shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         Section 6.11      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuers and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuers or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of some (but not all) series, the Issuers, the retiring Trustee and each successor Trustee with respect to the Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuers or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Issuers shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act and this Article 6.

         Section 6.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor (by merger, conversion, consolidation or otherwise as permitted hereunder) to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         Section 6.13 PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUERS. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated therein.

         Section 6.14 APPOINTMENT OF AUTHENTICATING AGENT. At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of, and subject to the direction of, the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuers and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus (together with its parent) of not less than $100,000,000 and subject to supervision or examination by federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, PROVIDED such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuers. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such

Authenticating Agent and to the Issuers. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuers and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Issuers agree to pay to each Authenticating Agent from time to time reasonable compensation as negotiated among the Issuers and such Authenticating Agent for its services under this Section.

         If an appointment with respect to one or more series of Securities is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                         Form of Authenticating Agent's
                          Certificate of Authentication

Dated:   ____________________

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        _______________________________________
                                        As Trustee


                                      By_______________________________________
                                        As Authenticating Agent


                                      By_______________________________________
                                        Authorized Signatory


         Section 6.15 COMPLIANCE WITH TAX LAWS. The Trustee hereby agrees to comply with all U.S. Federal income tax information reporting and withholding requirements applicable to it with respect to payments of premium, other amounts (if any) and interest on the Securities of any series, whether acting as Trustee, Security Registrar, Paying Agent or otherwise with respect to the Securities of any series.


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

                                   ARTICLE 7

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUERS

         Section 7.01 ISSUERS TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. With respect to each series of Securities, the Issuers will furnish or cause to be furnished to the Trustee therefor:

         (a) semi-annually, not later than 15 days after the Regular Record Date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date (unless the Trustee has such information), or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Series Supplement for such series, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuers of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

         Section 7.02      PRESERVATION OF INFORMATION; COMMUNICATIONS TO
HOLDERS.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if so acting for the relevant series of Securities. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

         (b) If three or more Holders of Securities of any particular series (herein referred to as "APPLICANTS") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of that series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of that series with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                           (i)      afford such applicants access to the
information preserved at the time by the Trustee in accordance with Section 7.02(a); or

                           (ii)     inform such applicants as to the approximate
number of Holders of Securities of that series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
Section 7.02(a), and
as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of that series whose name and address appears in the information preserved at the time by the Trustee in accordance with
Section 7.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of that series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Securities of such series, by receiving and holding the same, agrees with the Issuers and the Trustee that neither the Issuers nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of the Securities of such series in accordance with
Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

         Section 7.03      REPORTS BY TRUSTEE.

         (a) Within 60 days after May 15 of each year commencing with the year 2004, the Trustee shall transmit by mail to all Holders of Securities of each series as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such reporting date, if required by and in compliance with
Section 313(a) of the Trust Indenture Act. The Trustee shall also comply with
Section 313(b) of the Trust Indenture Act.

         (b) A copy of each such report shall, at the time of such transmission to Holders of Securities of a series, be filed by the Trustee with each stock exchange or inter-dealer quotation system upon which any Securities are listed, with the Commission and with the Issuers. The Issuers will notify the Trustee when any Securities are listed on any stock exchange or any inter-dealer quotation system.


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

         Section 7.04      REPORTS BY THE ISSUERS. Each Issuer shall:

                           (1)      file with the Trustee, within 15 days after
the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which such Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if such Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and

                           (2)      file with the Trustee and the Commission, in
accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by such Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

                                    ARTICLE 8

                 CONSOLIDATION, MERGER, LEASE, SALE OR TRANSFER

         Section 8.01 WHEN ISSUERS MAY MERGE, ETC. Except as may be otherwise provided as contemplated by Section 3.01 relating to Securities of a series, an Issuer shall not consolidate with, or merge with or into, any other Person (whether or not such Issuer shall be the surviving corporation or entity), or convey, transfer or lease all or substantially all of its properties and assets as an entirety or substantially as an entirety to any Person or group of affiliated Persons, in one transaction or a series of related transactions, unless:

                           (1)      either such Issuer shall be the continuing
Person or the Person (if other than such Issuer) formed by such consolidation or with which or into which such Issuer is merged or the Person (or group of affiliated Persons) to which all or substantially all the properties and assets of such Issuer as an entirety or substantially as an entirety are conveyed, transferred or leased shall be a corporation or other entity (group of affiliated corporations or entities) organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of such Issuer under the Securities and this Indenture; and

                           (2)      immediately after giving effect to such
transaction or series of related transactions, no Event of Default, and no Default, shall have occurred and be continuing.

         Notwithstanding the foregoing, an Issuer may consolidate with, or merge with or into, an Affiliate incorporated for the purpose of incorporating such Issuer in another jurisdiction of the United States of America or any State thereof or the District of Columbia.

         Section 8.02 OPINION OF COUNSEL. The relevant Issuer or Issuers shall deliver to the Trustee prior to the proposed transaction(s) covered by
Section 8.01 an Officers' Certificate and an Opinion of Counsel stating that the transaction(s) and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction(s) under this Indenture have been met.

         Section 8.03 SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation by an Issuer with or merger by an Issuer into any other corporation or other entity or any conveyance, transfer or lease all or substantially all of the property and assets of an Issuer as an entirety or substantially as an entirety in accordance with Section 8.01, the successor corporation or other entity formed by such consolidation or into which such Issuer is merged or the successor corporation or entity or affiliated group of corporations or entities to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer under this Indenture with the same effect as if such successor corporation or corporations or entity or entities had been named as such Issuer herein, and thereafter, except in the case of a lease, the predecessor corporation or corporations or entity or entities shall be relieved of all obligations and covenants under this Indenture and the Securities and in the event of such consolidation, merger, conveyance or transfer, except in the case of a lease, any such predecessor corporation may be dissolved and liquidated.

                                    ARTICLE 9

                             SUPPLEMENTAL INDENTURES

         Section 9.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without notice to or the consent of any Holders, the Issuers, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

                           (1)      to evidence the succession of another
corporation to an Issuer and the assumption by any such successor of the covenants of such Issuer herein and in the Securities;

                           (2)      to add to the covenants of the Issuers for
the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon an Issuer;

                           (3)      to add any additional Events of Default with
respect to all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series);

                           (4)      to add or change any of the provisions of
this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; provided, however, that any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

                           (5)      to change or eliminate any of the provisions
of this Indenture, PROVIDED that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

                           (6)      to secure any or all of the Securities;

                           (7)      to establish the form or terms of Securities
of any series as permitted by Sections 2.01 and 3.01;

                           (8)      to evidence and provide for the acceptance
of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b);

                           (9)      to cure any ambiguity, defect or
inconsistency or to correct or supplement any provision herein which may be inconsistent with any other provision herein;

                           (10)     to make any change that does not materially
adversely affect the interests of the Holders of Securities of any series then Outstanding;

                           (11)     to add Guarantees with respect to any or all
of the Securities; or

                           (12)     to provide for uncertificated Securities in
addition to or in place of certificated Securities (PROVIDED that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Internal Revenue Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of such Code).

         Upon request of the Issuers, accompanied by Board Resolutions authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in (and subject to the last sentence of) Section 9.03, the Trustee shall join with the Issuers in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture.


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

         Section 9.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the written consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture (with the Securities of each series voting as a class), by Act of said Holders delivered to the Issuers and the Trustee, the Issuers, when authorized by Board Resolutions, and the Trustee shall, subject to Section 9.03, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                           (1)      change the Stated Maturity of the principal
of, or premium, other amounts, if any, or any installment of principal of or premium, other amounts, if any, or interest on, any Security, or reduce the principal amount (or accreted value, as the case may be) thereof or the rate of interest thereon or accretions or any premium or other amounts payable upon the redemption, repurchase or repayment thereof, or change the manner in which the amount of any of the foregoing is determined, or reduce the amount of the principal (or accreted value, as the case may be) that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change any Place of Payment where, or the Applicable Currency for, or impair the right to receive payment of principal of a premium, interest or other amounts, if any, on any Holder's Securities on or after their respective due dates or to institute suit for the enforcement of any such payment;

                           (2)      reduce the percentage in principal amount of
the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or Defaults or Events of Default hereunder and their consequences provided for in this Indenture;

                           (3)      modify any of the provisions of this
Section, Section 5.13 or Section 10.06, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.06, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(8);

                           (4)      modify any conversion ratio or otherwise
impair conversion rights with respect to such Outstanding Securities, except as expressly permitted by the terms of such Outstanding Securities;

                           (5)      modify any redemption provisions applicable
to such Outstanding Securities;


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

                           (6)      directly or indirectly release any of the
collateral or security interest or guarantee in respect of such Outstanding Securities, except as expressly permitted by the terms of such Outstanding Securities; or

                          (7)       change any obligations to pay additional
amounts provided in the terms of such Outstanding Securities.

         A supplemental indenture which changes or eliminates any covenant or other provisions of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 9.03 EXECUTION OF SUPPLEMENTAL INDENTURES. The Trustee shall sign any supplemental indenture authorized pursuant to this Article, subject to the last sentence of this Section 9.03. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 9.04 EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.05 CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         Section 9.06 REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuers shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuers, to any such supplemental indenture may be prepared and executed by the Issuers and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


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

         Section 9.07 SUBORDINATION UNIMPAIRED. This Indenture may not be amended to alter the subordination of any of the Outstanding Securities without the written consent of each holder of Senior Debt then outstanding that would be adversely affected thereby.

                                   ARTICLE 10

                                    COVENANTS

         Section 10.01 PAYMENTS OF SECURITIES. With respect to each series of Securities, the Issuers will duly and punctually pay the principal of (and premium or other amounts, if any) and interest on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

         Section 10.02 MAINTENANCE OF OFFICE OR AGENCY. The Issuers will maintain an office or agency in each Place of Payment where Securities may be surrendered for registration of transfer or exchange or for presentation for payment, where notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served. The Issuers will give prompt written notice to the Trustee of the location, and any change in location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 1.05 hereof.

         The Issuers may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Issuers will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 10.03     COMPLIANCE CERTIFICATES.

         (a) Each Issuer shall deliver to the Trustee within 90 days after the end of each fiscal year of such Issuer (which fiscal year currently ends on December 31), an Officers' Certificate stating (i) that a review of the activities of such Issuer during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether such Issuer and its Subsidiaries has kept, observed, performed and fulfilled its obligations under this Indenture, (ii) that, as to each such Officer signing such Officer's Certificate, to the best of his or her knowledge, such Issuer and its Subsidiaries has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and (ii) whether or not the signer knows of any Default or Event of Default by such Issuer that occurred prior to the end of the fiscal year and is then continuing. If the signer does know of such a Default or Event of Default, the certificate shall describe each such Default or Event of Default and its status and the specific section or sections of this Indenture in connection with which such Default or Event of Default has occurred. Each Issuer shall also promptly notify the Trustee in


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

writing should such Issuer's fiscal year be changed so that the end thereof is on any date other than the date on which such Issuer's fiscal year currently ends. The certificate need not comply with Section 1.02 hereof, but shall comply with Section 314(a)(4) of the Trust Indenture Act.

         (b) The Issuers shall deliver to the Trustee, within 10 days after the occurrence thereof, notice of any acceleration which with the giving of notice and the lapse of time would be an Event of Default within the meaning of
Section 5.01(5) hereof.

         (c) The Issuers shall deliver to the Trustee forthwith upon becoming aware of a Default or Event of Default (but in no event later than 10 days after the occurrence of each Default or Event of Default that is continuing), an Officers' Certificate setting forth the details of such Default or Event of Default and the action that the Issuers propose to take with respect thereto and the specific section or sections of this Indenture in connection with which such Default or Event of Default has occurred.

         Section 10.04 WAIVER OF STAY, EXTENSION OR USURY LAWS. The Issuers covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim, and will actively resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Issuers from paying all or any portion of the principal of and/or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Issuers hereby expressly waive all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 10.05 MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. If an Issuer shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium and other amounts, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum, in the Applicable Currency, sufficient to pay the principal (and premium and other amounts, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Issuers shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium and other amounts, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum, in the Applicable Currency, sufficient to pay the principal (and premium and other amounts, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, other amounts, if any, or interest, and (unless such Paying Agent is the Trustee) the Issuers will promptly notify the Trustee of their action or failure to so act.



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

         The Issuers will cause each Paying Agent for any series of Securities (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                           (1)      hold all sums held by it for the payment of
the principal of (and premium and other amounts, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (2)      give the Trustee notice of any default by
the Issuers (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium and other amounts, if any) or interest on the Securities of that series; and

                           (3)      at any time during the continuance of any
such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuers or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuers or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Issuers, in trust for the payment of the principal of (and premium and other amounts, if any) or interest on any Security of any series and remaining unclaimed for one year after such principal (and premium and other amounts, if any) or interest has become due and payable shall, subject to any applicable escheat laws, be paid to the Issuers on Issuer Request, or (if then held by the Issuers) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuers as trustees thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee of such Paying Agent, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuers.

         Section 10.06 TAXES. Each of the Issuers shall, and shall cause each of their respective Subsidiaries to, pay prior to delinquency, all material taxes, assessments


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and governmental levies, except as contested in good faith by appropriate proceedings and for which appropriate provision has been made.

         Section 10.07 MAINTENANCE OF EXISTENCE. Except as provided with respect to a series of Securities and as provided in Article 8, each of the Issuers shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate or limited partnership, as the case may be, existence and the corporate, limited partnership or limited liability company, as the case may be, existence of each of its Subsidiaries, in accordance with its respective organizational documents (as the same may be amended from time to time) and (ii) its (and its Subsidiaries') rights (charter and statutory), licenses and franchises; provided, however, that neither Issuer shall be required to preserve any such right, license or franchise, or the corporate, limited partnership or limited liability company, existence of any of its Subsidiaries, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuers and their respective Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

         Section 10.08 WAIVER OF CERTAIN COVENANTS. The Issuers may omit in any particular instance to comply with any term, provision or condition set forth in Article 8, Article 10 (other than as required under the Trust Indenture
Act) or any covenant specified as contemplated under Section 3.01 with respect to the Securities of any series if before the time for such compliance the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuers and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                   ARTICLE 11

                            REDEMPTION OF SECURITIES

         Section 11.01 APPLICABILITY OF ARTICLE. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article; PROVIDED, HOWEVER, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern.

         Section 11.02 ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Issuers to redeem any Securities shall be evidenced by Board Resolutions. In case of any redemption at the election of the Issuers of less than all the Securities of any series, the Issuers shall, at least 30 and not more than 60 days prior to the Redemption Date fixed by the Issuers (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be


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

redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuers shall furnish the Trustee with Officers' Certificates evidencing compliance with such restriction.

         Section 11.03 SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected prior to the giving of the applicable notice of redemption to Holders by the Trustee, from the Outstanding Securities of such series not previously called for redemption, substantially pro rata, by lot or by any other method as the Trustee considers fair and appropriate and that complies with the requirements of the principal national securities exchange, if any, on which such Securities are listed, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; PROVIDED that in case the Securities of such series have different terms and maturities, the Securities to be redeemed shall be selected by the Issuers, and the Issuers shall give notice thereof to the Trustee.

         The Trustee shall promptly notify the Issuers in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of the Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         Section 11.04 NOTICE OF REDEMPTION. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                           (1)      the Redemption Date;

                           (2)      the Redemption Price;

                           (3)      if less than all the Outstanding Securities
of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                           (4)      that on the Redemption Date the Redemption
Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest or original issue discount thereon will cease to accrue or accrete on and after said date;


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

                           (5)      the place or places where such Securities
are to be surrendered for payment of the Redemption Price;

                           (6)      that the redemption is for a sinking fund,
if such is the case; and

                           (7)      the CUSIP number, if any, of the Securities
to be redeemed.

         Notice of redemption of Securities to be redeemed at the election of the Issuers shall be given by the Issuers or, at the Issuers' request, by the Trustee in the name and at the expense of the Issuers.

         Section 11.05 DEPOSIT OF REDEMPTION PRICE. Prior to any Redemption Date, the Issuers shall deposit with the Trustee or with a Paying Agent (or, if an Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.05) an amount of money in the Applicable Currency sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

         Unless any Security by its terms prohibits any sinking fund payment obligation from being satisfied by delivering and crediting Securities (including Securities redeemed otherwise than through a sinking fund), the Issuers may deliver such Securities to the Trustee for crediting against such payment obligation in accordance with the terms of such Securities and this Indenture.

         Section 11.06 SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the Applicable Currency, and from and after such date (unless the Issuers shall default in the payment of the Redemption Price or accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuers at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 3.07.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium and other amounts, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         Section 11.07 SECURITIES REDEEMED IN PART. Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Issuers at a Place of Payment therefor (with, if the Issuers or the Trustee so require, due endorsement by, or


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

a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar therefor duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuers shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, and having the same terms and conditions and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE 12

                                  SINKING FUNDS

         Section 12.01 APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 3.01 for Securities of such series; PROVIDED, HOWEVER, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "MANDATORY SINKING FUND PAYMENT," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "OPTIONAL SINKING FUND PAYMENT." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         Section 12.02 SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES. The Issuers (1) may deliver Outstanding Securities of a series (other than any Securities previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Issuers pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; PROVIDED that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         Section 12.03 REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 45 days (or such shorter period reasonably acceptable to the Trustee) prior to each sinking fund payment date for any series of Securities, the Issuers will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the Applicable Currency and the portion


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

thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.02 and will also deliver to the Trustee any Securities to be so delivered (which have not been previously delivered). Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuers in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

                                   ARTICLE 13

                       DEFEASANCE AND COVENANT DEFEASANCE

         Section 13.01 APPLICABILITY OF ARTICLE; ISSUERS' OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. Unless as otherwise specified as contemplated by Section 3.01 for Securities of such series, provision is made for the inapplicability of, in whole or in part, or any modification to, either or both of (a) defeasance of the Securities of a series under Section 13.02 or (b) covenant defeasance of the Securities of a series under Section 13.03, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article, shall be applicable to the Securities of such series and the Issuers may at their option by Board Resolutions of the Company, at any time, with respect to the Securities of such series elect to have either
Section 13.02 (unless inapplicable) or Section 13.03 (unless inapplicable) be applied to the Outstanding Securities of such series upon compliance with the applicable conditions set forth below in this Article.

         Section 13.02 DEFEASANCE AND DISCHARGE. Upon the exercise of the option provided in Section 13.01 to defease the Outstanding Securities of a particular series, the Issuers shall be discharged from their obligations with respect to the Outstanding Securities of such series on the date the applicable conditions set forth in Section 13.04 are satisfied (hereinafter, "DEFEASANCE"). Defeasance shall mean that the Issuers shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuers, shall execute proper instruments acknowledging the same); PROVIDED, HOWEVER, that the following rights, obligations, powers, trusts, duties and immunities shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund provided for in
Section 13.04, payments in respect of the principal of (and premium and other amounts, if any) and interest on such Securities when such payments are due, (B) the Issuers' obligations with respect to such Securities under Sections 3.03, 3.05, 3.06, 3.07, 7.01, 7.02, 10.01, 10.02, the last paragraph of Section 10.05,
Sections 13.05 and 13.06 as well as any obligation under the terms of the Securities of such series to maintain a registrar or paying agent, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Issuers' obligations with respect therewith, and (D) this Article. Subject to compliance with this Article, the Issuers may exercise their option


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

with respect to defeasance under this Section 13.02 notwithstanding the prior exercise of its option with respect to covenant defeasance under Section 13.03 in regard to the Securities of such series.

         Section 13.03 COVENANT DEFEASANCE. Upon the exercise of the option provided in Section 13.01 to obtain a covenant defeasance with respect to the Outstanding Securities of a particular series, the Issuers shall be released from their obligations under the covenants contained in Article 8 of this Indenture and in any applicable Series Supplement (unless otherwise provided therein) with respect to the Outstanding Securities of such series on and after the date the applicable conditions set forth in Section 13.04 are satisfied (hereinafter, "COVENANT DEFEASANCE"). Covenant defeasance shall mean that, with respect to the Outstanding Securities of such series, the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenants, whether directly or indirectly by reason of any reference elsewhere herein or by reason of any reference to any other provision herein or in any other document, and such omission to comply shall not constitute an Event of Default under Section 5.01(4) or any such Series Supplement with respect to Outstanding Securities of such series, and the remainder of this Indenture and of the Securities of such series shall be unaffected thereby.

         Section 13.04 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to defeasance under Section 13.02 and covenant defeasance under Section 13.03 with respect to the Outstanding Securities of a particular series:

                           (1)      The Issuers shall irrevocably have deposited
or caused to be deposited with the Trustee, under the terms of an irrevocable trust agreement in form and substance reasonably satisfactory to such Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in the Applicable Currency in an amount, or (B) if the Applicable Currency of such Securities is U.S. dollars, U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium and other amounts, if any, on) and each installment of principal of (and premium and other amounts, if any) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.


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

                           (2)      No Default or Event of Default with respect
to the Securities of such series shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit.

                           (3)      the Issuers shall have delivered to the
Trustee an Officers' Certificate stating that the deposit was not made by the Issuers with the intent of preferring the holders of the Securities over the other creditors of the Issuers, with the intent of defeating, hindering, delaying or defrauding creditors of the Issuers or others.

                           (4)      Such deposit, defeasance or covenant
defeasance shall not result in a breach or violation of, or constitute a default under this Indenture, or any other material debt agreement or instrument to which an Issuer is a party or by which it is bound.

                           (5)      In the case of an election with respect to
Section 13.02, the Issuers shall have delivered to the Trustee either (a) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred or (B) an Opinion of Counsel, based on such ruling or on a change in the applicable federal income tax law since the date of this Indenture, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                           (6)      In the case of an election with respect to
Section 13.03, the Issuers shall have delivered to the Trustee an Opinion of Counsel or a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                           (7)      Such defeasance or covenant defeasance shall
be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Issuers in connection therewith pursuant to Section 3.01.

                           (8)      Each Issuer shall have delivered to the
Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 13.02 or the covenant defeasance under Section 13.03 (as the case may be) have been complied with.

         Section 13.05 DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST. Subject to the provisions of the last paragraph of Section 10.05, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 13.05, the "TRUSTEE") pursuant to Section 13.04 in respect of the Outstanding Securities of a particular series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including an Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium and other amounts, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Issuers shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuers from time to time upon Issuer Request any money or Government Obligations held by it as provided in Section 13.04 with respect to Securities of any series which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited for the purpose for which such money or Government Obligations were deposited.

         Section 13.06 REINSTATEMENT. If the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations, as the case may be, in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, including, without limitation, any prohibition imposed as a result of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally under any applicable United States federal or State laws, then the obligations under this Indenture and such Securities from which the Issuers have been discharged or released pursuant to Section 13.02 or 13.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money or U.S. Government Obligations, as the case may be, held in trust pursuant to Section 13.05 with respect to such Securities in accordance with this Article; PROVIDED, HOWEVER, that if the Issuers make any payment of principal of or any premium, other amounts, if any, or interest on any such Security following such reinstatement of its obligations, the Issuers shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations, as the case may be, so held in trust.

                                   ARTICLE 14

                                  SUBORDINATION

         Section 14.01 SECURITIES SUBORDINATED TO SENIOR DEBT. Except as otherwise specified or contemplated by Section 3.01 or the other provisions of this Agreement, each of the Issuers covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of and premium and other amounts, if any, and interest on each and all of the Securities is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt. The terms of this
Article 14 may be modified or amended for any series of Securities as contemplated by Section 3.01.

         Section 14.02 PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to an Issuer or to its creditors or to its assets, or (b) any liquidation, dissolution or other winding up of an Issuer, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of an Issuer, then and in any such event specified in (a), (b) or (c) above (each such event, if any, a "PROCEEDING") the holders of Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of or premium and other amounts, if any, or interest on the Securities or on account of any purchase or other acquisition of Securities by the relevant Issuer, or any Subsidiary of such Issuer (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "SECURITIES PAYMENT"), and to that end the holders of all Senior Debt shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Securities in any such Proceeding.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the holder of any Security shall have received any Securities Payment before all Senior Debt is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee or, as the case may be, such holder, then and in such event such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the relevant Issuer for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

         For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the relevant Issuer provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as the Securities are so subordinated as provided in this Article. The consolidation of an Issuer with, or the merger of an Issuer into, another Person or the liquidation or dissolution of an Issuer following the conveyance, transfer, sale or lease of all or substantially all of its properties and assets to another Person upon the terms and conditions set forth in Article 8 shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which an Issuer is merged or the Person which acquires by conveyance, transfer, sale or lease such properties and assets, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer, sale or lease comply with the conditions set forth in Article 8.

         Section 14.03 PAYMENT OF SENIOR DEBT BEFORE PAYMENT OF SECURITIES. In the event that any series of Securities are declared due and payable before their maturity, then and in such event the holders of the Senior Debt outstanding at the time such series of Securities so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, before the holders of the Securities of such series are entitled to receive any Securities Payment.

         In the event and during the continuation of any default in the payment of principal or of premium or other amounts, if any, or interest on any Senior Debt beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Debt shall have occurred and be continuing permitting the holders of such Senior Debt (or a trustee, or other representative on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and any such acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no Securities Payment shall be made.

         In the event that, notwithstanding the foregoing, an Issuer shall make any Securities Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such Securities Payment shall be paid over and delivered forthwith to the relevant Issuer.

         The provisions of this Section shall not apply to any Securities Payment with respect to which Section 14.02 would be applicable.

         Section 14.04 PAYMENT PERMITTED IF NO DEFAULT. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) an Issuer, at any time except during the pendency of any Proceeding referred to in Section 14.02 or under the conditions described in Section 14.03, from making Securities Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such Securities Payment by the holders, if at the time of such application by the Trustee, it did not have actual knowledge that such Securities Payment would have been prohibited by the provisions of this Article.

         Section 14.05 SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT. Subject to the payment in full of all amounts due or to become due on or in respect of Senior Debt, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of and premium and other amounts, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by holders of the Securities or the Trustee, shall, as among the Issuers, their creditors other than holders of Senior Debt and the holders of the Securities, be deemed to be a payment or distribution by the Issuers to or on account of the Senior Debt.

         Section 14.06 PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Issuers, their creditors other than holders of Senior Debt and the holders of the Securities, the obligation of the Issuers, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Issuers), to pay to the holders of the Securities the principal of and premium and other amounts, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Issuers of the holders of the Securities and creditors of the Issuers other than the holders of Senior Debt; or (c) prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such holder.

         Section 14.07 TRUSTEE TO EFFECTUATE SUBORDINATION. Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

         Section 14.08 NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuers or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuers with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Issuers and any other Person.

         Section 14.09 NOTICE TO TRUSTEE. The Issuers shall give prompt written notice to the Trustee of any fact known to the Issuers which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Issuers or a holder of Senior Debt or from any trustee therefor or representative thereof; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section at least one full Business Day prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of and premium and other amounts, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within one full Business Day prior to such date.

         Subject to the provisions of Section 6.01, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee therefor or representative thereof) to establish that such notice has been given by a holder of Senior Debt (or a trustee therefor or representative thereof). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the rights of such Person to receive such payment.

         Section 14.10 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of the Issuers referred to in this Article, the Trustee, subject to the provisions of Section 6.01, and the holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Issuers, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         Section 14.11 TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to holders of Securities or to the Issuers or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise. The Trustee shall not be charged with knowledge of the existence of Senior Debt or of any facts that would prohibit any payment hereunder unless a Responsible Officer of the Trustee shall have received notice to that effect at the address of the Trustee set forth in Section 1.05. With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Debt shall be read into this Indenture against the Trustee.

         Section 14.12 RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT; PRESERVATION OF TRUSTEE'S RIGHTS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

         Section 14.13 ARTICLE APPLICABLE TO PAYING AGENTS. In case at any time any paying agent other than the Trustee shall have been appointed by the Issuers and be then acting hereunder, the term "TRUSTEE" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Sections 14.09 and 14.12 shall not apply to the Issuers or any Affiliate of the Issuers if it or such Affiliate acts as Paying Agent.

                                   ARTICLE 15

                                   GUARANTEES

         Section 15.01 GUARANTEE. Any series of Securities may be guaranteed by one or more of the Guarantors. The terms and the form of any such Guarantee will be established in the manner contemplated by Section 3.01 for that particular series of Securities.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                   MERISTAR HOSPITALITY CORPORATION


                                   By:  /s/ Donald D. Olinger
                                        ---------------------------------------
                                        Name:   Donald D. Olinger,
                                        Title:  EVP and Chief Financial Officer


                                   MERISTAR HOSPITALITY OPERATING
                                   PARTNERSHIP, L.P.


                                   BY:  MERISTAR HOSPITALITY CORPORATION,
                                        as general partner


                                   By:  /s/ Donald D. Olinger
                                        ---------------------------------------
                                        Name:   Donald D. Olinger,
                                        Title:  EVP and Chief Financial Officer

                                   U.S. BANK TRUST NATIONAL ASSOCIATION, as
                                   Trustee


                                   By:  /s/ Adam Berman
                                        ---------------------------------------
                                        Name:   Adam Berman
                                        Title:  Trust Officer

                                   MERISTAR HOSPITALITY FINANCE CORP. III


                                   By:  /s/ Donald D. Olinger
                                        ---------------------------------------
                                        Name:   Donald D. Olinger,
                                        Title:  EVP and Chief Financial Officer


                                   MERISTAR ACQUISITION COMPANY, L.L.C.,
                                   a Delaware limited liability company


                                   By:  MeriStar Hospitality Operating
                                        Partnership, L.P.
                                        a Delaware limited partnership, member

                                        By:  MeriStar Hospitality Corporation,
                                             a Maryland corporation, general
                                             partner

                                             By: /s/ Donald D. Olinger
                                                 ------------------------------
                                                 Name:   Donald D. Olinger,
                                                 Title:  EVP and Chief Financial
                                                         Officer


                                   AGH PSS I, INC.
                                   a Delaware corporation


                                   By:  /s/ Donald D. Olinger
                                        ---------------------------------------
                                        Name:   Donald D. Olinger,
                                        Title:  EVP and Chief Financial Officer


                                   AGH UPREIT LLC,
                                   a Delaware limited liability company


                                   By:  MeriStar Hospitality Corporation,
                                        a Maryland corporation, member

                                        By: /s/ Donald D. Olinger
                                            -----------------------------------
                                            Name:   Donald D. Olinger,
                                            Title:  EVP and Chief Financial
                                                    Officer

                                   By:  MeriStar Hospitality Operating
                                        Partnership, L.P.
                                        a Delaware limited partnership, member

                                        By:  MeriStar Hospitality Corporation,
                                             a Maryland corporation, general
                                             partner

                                             By: /s/ Donald D. Olinger
                                                 ------------------------------
                                                 Name:   Donald D. Olinger,
                                                 Title:  EVP and Chief Financial
                                                         Officer


                                   MERISTAR SUB 4B, L.P.
                                   MERISTAR SUB 4C, L.P.
                                   MERISTAR SUB 4D, L.P.
                                   MERISTAR SUB 4E, L.P.
                                   MERISTAR SUB 4F, L.P.
                                   MERISTAR SUB 4G, L.P.
                                   MERISTAR SUB 4H, L.P.
                                   MERISTAR SUB 4I, L.P.
                                   Each of the above being Delaware limited partnership



                                   By:  MeriStar Hospitality Operating
                                        Partnership, L.P.,
                                        a Delaware limited partnership, general
                                        partner

                                        By:  MeriStar Hospitality Corporation,
                                             a Maryland corporation, general
                                             partner

                                             By: /s/ Donald D. Olinger
                                                 ------------------------------
                                                 Name:   Donald D. Olinger,
                                                 Title:  EVP and Chief Financial
                                                         Officer


                                   MERISTAR SUB 1A, LLC
                                   MERISTAR SUB 1B, LLC
                                   MERISTAR SUB 3A, LLC
                                   MERISTAR SUB 3B, LLC
                                   MERISTAR SUB 3C, LLC
                                   MERISTAR SUB 3D, LLC
                                   MERISTAR SUB 4D, LLC
                                   MERISTAR SUB 4J, LLC
                                   MERISTAR SUB 5A, LLC
                                   MERISTAR SUB 5C, LLC
                                   MERISTAR SUB 5D, LLC
                                   MERISTAR SUB 5E, LLC
                                   MERISTAR SUB 5N, LLC
                                   MERISTAR SUB 5R, LLC
                                   MERISTAR SUB 6A, LLC

                                   MERISTAR SUB 6B, LLC
                                   MERISTAR SUB 6C, LLC
                                   MERISTAR SUB 6D, LLC
                                   MERISTAR SUB 6E, LLC
                                   MERISTAR SUB 6F, LLC
                                   MERISTAR SUB 6G, LLC
                                   MERISTAR SUB 6I, LLC
                                   MERISTAR SUB 6J, LLC
                                   MERISTAR SUB 6K, LLC
                                   MERISTAR SUB 7D, LLC
                                   MERISTAR SUB 7E, LLC
                                   MERISTAR SUB 7F, LLC
                                   MERISTAR SUB 7G, LLC
                                   MERISTAR SUB 7H, LLC
                                   MERISTAR SUB 8B, LLC
                                   MERISTAR SUB 8C, LLC
                                   MERISTAR SUB 8D, LLC
                                   MERISTAR SUB 8E, LLC
                                   MERISTAR PROPERTY SUB I, LLC
                                   MERISTAR PROPERTY SUB II, LLC
                                   MERISTAR PROPERTY SUB III, LLC
                                   MERISTAR PROPERTY SUB IV, LLC
                                   MERISTAR PROPERTY SUB V, LLC
                                   MERISTAR PROPERTY SUB VI, LLC
                                   MERISTAR PROPERTY SUB VII, LLC
                                   MERISTAR PROPERTY SUB VIII, LLC
                                   MERISTAR PROPERTY SUB IX, LLC
                                   MERISTAR PROPERTY SUB X, LLC
                                   Each of the above being a Delaware limited liability company

                                   By:  MeriStar Hospitality Operating
                                        Partnership, L.P.,
                                        a Delaware limited partnership, member

                                        By: MeriStar Hospitality Corporation,
                                            a Maryland corporation, general
                                            partner

                                            By: /s/ Donald D. Olinger
                                                -------------------------------
                                                Name:   Donald D. Olinger,
                                                Title:  EVP and Chief Financial
                                                        Officer


                                   MERISTAR SUB 1C, L.P.
                                   MERISTAR SUB 1D, L.P.
                                   MERISTAR SUB 1E, L.P.
                                   Each of the above being a Delaware limited partnership

                                   By:  MeriStar Hospitality Operating
                                        Partnership, L.P.,
                                        a Delaware limited partnership, general
                                        partner

                                        By: MeriStar Hospitality Corporation,
                                            a Maryland corporation, general
                                            partner

                                            By: /s/ Donald D. Olinger
                                                -------------------------------
                                                Name:   Donald D. Olinger,
                                                Title:  EVP and Chief Financial
                                                        Officer


                                   MERISTAR SUB 2A, LLC
                                   MERISTAR SUB 2B, LLC
                                   MERISTAR SUB 2C, LLC
                                   MERISTAR SUB 2D, LLC
                                   MERISTAR SUB 5H, LLC
                                   MERISTAR SUB 5I, LLC
                                   MERISTAR SUB 5J, LLC
                                   MERISTAR SUB 5K, LLC
                                   MERISTAR SUB 5L, LLC
                                   MERISTAR SUB 5M, LLC
                                   MERISTAR SUB 5O, LLC
                                   MERISTAR SUB 5P, LLC
                                   MERISTAR SUB 5Q, LLC
                                   MERISTAR SUB 7C, LLC
                                   MERISTAR SUB 2A, LLC
                                   Each of the above being a Delaware limited liability company

                                   By:  MeriStar Sub 7B, L.P.,
                                        a Delaware limited partnership, member

                                        By: MeriStar Hospitality Corporation,
                                            a Maryland corporation, general
                                            partner

                                            By: /s/ Donald D. Olinger
                                                -------------------------------
                                                Name:   Donald D. Olinger,
                                                Title:  EVP and Chief Financial
                                                        Officer


                                   MERISTAR SUB 7B, L.P.
                                   a Delaware limited partnership

                                   By:  MeriStar Sub 7C, LLC
                                        a Delaware limited liability company,
                                        general partner

                                        By:   MeriStar Hospitality Operating
                                              Partnership, L.P.
                                              a Delaware limited partnership,
                                              member

                                              By:   MeriStar Hospitality
                                                    Corporation,
                                                    a Maryland corporation,
                                                    general partner

                                                    By: /s/ Donald D. Olinger
                                                        -----------------------
                                                        Name: Donald D. Olinger,
                                                        Title: EVP and Chief
                                                               Financial Officer


                                   MERISTAR SUB 6L, LLC
                                   a Delaware limited liability company


                                   By:  AGH UPREIT LLC
                                        a Delaware limited liability company,
                                        member

                                        By:   MeriStar Hospitality Operating
                                              Partnership, L.P.,
                                              a Delaware limited partnership,
                                              member

                                              By:  MeriStar Hospitality
                                                   Corporation,
                                                   a Maryland corporation,
                                                   general partner

                                                    By: /s/ Donald D. Olinger
                                                        -----------------------
                                                        Name: Donald D. Olinger,
                                                        Title: EVP and Chief
                                                               Financial Officer


                                   By:  MeriStar Hospitality Operation
                                        Partnership, L.P.,
                                        a Delaware limited partnership, member

                                        By:   MeriStar Hospitality Corporation
                                              a Maryland corporation, general
                                              partner

                                            By: /s/ Donald D. Olinger
                                                -------------------------------
                                                Name:   Donald D. Olinger,
                                                Title:  EVP and Chief Financial
                                                        Officer


                                   MDV LIMITED PARTNERSHIP
                                   a Texas limited partnership

                                   MERISTAR SUB 4A, L.P.
                                   a Texas limited partnership

                                   MERISTAR SUB 5F, L.P.
                                   a Florida limited partnership

                                   MERISTAR SUB 5G, L.P.
                                   a Florida limited partnership

                                   MERISTAR SUB 6H, L.P.
                                   a Delaware limited partnership


                                   By:  AGH UPREIT LLC
                                        a Delaware limited company, their
                                        general partner

                                        By:  MeriStar Hospitality Operating
                                             Partnership, L.P.
                                             a Delaware limited partnership,
                                             member

                                        By:   MeriStar Hospitality Corporation
                                              a Maryland corporation, general
                                              partner

                                            By: /s/ Donald D. Olinger
                                                -------------------------------
                                                Name:   Donald D. Olinger,
                                                Title:  EVP and Chief Financial
                                                        Officer


                                   MERISTAR HOTEL LESSEE, INC.
                                   a Delaware corporation


                                   By:  /s/ Donald D. Olinger
                                        ---------------------------------------
                                        Name:   Donald D. Olinger,
                                        Title:  EVP and Chief Financial Officer


                                   MERISTAR SUB 6M COMPANY,
                                   a Maryland general partnership

                                   By:  MeriStar Sub 6A, LLC.
                                        a Delaware limited liability company,
                                        partner

                                        By:  MeriStar Hospitality Operating
                                             Partnership, L.P.
                                             a Delaware limited partnership,
                                             member

                                        By:   MeriStar Hospitality Corporation
                                              a Maryland corporation, general
                                              partner

                                            By: /s/ Donald D. Olinger
                                                -------------------------------
                                                Name:   Donald D. Olinger,
                                                Title:  EVP and Chief Financial
                                                        Officer


                                   MERISTAR LP, INC.
                                   a Nevada corporation


                                   By:  /s/ Donald D. Olinger
                                        ---------------------------------------
                                        Name:   Donald D. Olinger,
                                        Title:  EVP and Chief Financial Officer


                                   3100 GLENDALE JOINT VENTURE
                                   an Ohio general partnership


                                   By:  AGH UPREIT LLC,
                                        a Delaware limited liability company,
                                        partner

                                        By:  MeriStar Hospitality Operating
                                             Partnership, L.P.
                                             a Delaware limited partnership,
                                             member

                                        By:   MeriStar Hospitality Corporation
                                              a Maryland corporation, general
                                              partner

                                            By: /s/ Donald D. Olinger
                                                -------------------------------
                                                Name:   Donald D. Olinger,
                                                Title:  EVP and Chief Financial
                                                        Officer

                                   By:  MeriStar Hospitality Operating
                                        Partnership, L.P.,
                                        a Delaware limited partnership, partner

                                        By:  MeriStar Hospitality Corporation,
                                             a Maryland corporation, general
                                             partner

                                             By: /s/ Donald D. Olinger
                                                 ------------------------------
                                                 Name:   Donald D. Olinger,
                                                 Title:  EVP and Chief Financial
                                                         Officer


                                   MERISTAR SUB 8A, LLC,
                                   a Delaware limited liability company


                                   By:  AGH UPREIT LLC
                                        a Delaware limited liability company,
                                        partner

                                        By:  MeriStar Hospitality Operating
                                             Partnership, L.P.
                                             a Delaware limited partnership,
                                             member

                                        By:   MeriStar Hospitality Corporation
                                              a Maryland corporation, general
                                              partner

                                            By: /s/ Donald D. Olinger
                                                -------------------------------
                                                Name:   Donald D. Olinger,
                                                Title:  EVP and Chief Financial
                                                        Officer


                                   By:  MeriStar Hospitality Operating
                                        Partnership, L.P.
                                        a Delaware limited partnership, partner

                                        By:  MeriStar Hospitality Corporation,
                                             a Maryland corporation, general
                                             partner

                                             By: /s/ Donald D. Olinger
                                                 ------------------------------
                                                 Name:  Donald D. Olinger,
                                                 Title: EVP and Chief Financial
                                                        Officer


                                   455 MEADOWLANDS ASSOCIATES, LTD.,
                                   a Texas limited partnership

                                   By:  MeriStar Sub 8G LLC,
                                        a Delaware limited liability company,
                                        general partner

                                        By:  MeriStar Hospitality Operating
                                             Partnership, L.P.
                                             a Delaware limited partnership,
                                             member

                                        By:   MeriStar Hospitality Corporation
                                              a Maryland corporation, general
                                              partner

                                            By: /s/ Donald D. Olinger
                                                -------------------------------
                                                Name:   Donald D. Olinger,
                                                Title:  EVP and Chief Financial
                                                        Officer


                                   By:  MeriStar Hospitality Operating
                                        Partnership, L.P.
                                        a Delaware limited partnership, partner

                                        By:   MeriStar Hospitality Corporation
                                              a Maryland corporation, general
                                              partner

                                            By: /s/ Donald D. Olinger
                                                -------------------------------
                                                Name:   Donald D. Olinger,
                                                Title:  EVP and Chief Financial
                                                        Officer


                                   MERISTAR SUB 8G, LLC,
                                   a Delaware limited liability company


                                   By:  MeriStar Hospitality Operating
                                        Partnership, L.P.
                                        a Delaware limited partnership, partner

                                        By:   MeriStar Hospitality Corporation
                                              a Maryland corporation, general
                                              partner

                                            By: /s/ Donald D. Olinger
                                                -------------------------------
                                                Name:   Donald D. Olinger,
                                                Title:  EVP and Chief Financial
                                                        Officer